Exhibit 10.1

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT is dated as of April 14, 2010 (the “Effective Date”), and is made among Image Entertainment, Inc., a Delaware corporation (the “Company”), and Ted Green (“Executive”).

WHEREAS, the Company and Executive desire to enter into this Employment Agreement (the “Agreement”) upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

1.                                      Employment Period.  The term of Executive’s employment hereunder shall commence effective as of the Effective Date and, unless terminated pursuant to Section 4 hereof, shall continue through the third anniversary of the Effective Date (such period referred to herein as the “Initial Term”); provided that the term of employment hereunder shall be automatically extended for an additional one-year period (each, an “Extension Period”), beginning upon the expiration of the Initial Term, or upon expiration of any Extension Period, unless Executive shall have given written notice of non-extension to the Company at least 90 days prior to the then-applicable expiration date or the Company shall have given written notice of non-extension to Executive prior to the then-applicable expiration date (the Initial Term and any Extension Period shall be referred to herein as the “Employment Period”); provided that if the Company gives less than twelve months’ notice of non-extension, the term of employment hereunder shall automatically be extended until the twelve-month anniversary of the giving of such notice.

2.                                      Employment Duties.

(a)                                  During the Employment Period, Executive shall serve as Chairman of the Board of Directors of the Company (the “Board”) and Chief Executive Officer of the Company.  In such position, Executive shall have such duties, responsibilities and authority as is customarily assigned to individuals serving in such position, and such other duties, responsibilities and authority consistent with Executive’s position as the Board of Directors of the Company (the “Supervising Authority”) specifies from time to time, in each case, which shall be reasonably commensurate with the duties, responsibilities and authority of a chairman of the board of directors and chief executive officer of entities of the Company’s size and nature within the United States.  During the Employment Period, the Company shall also nominate Executive for election (or re-election, as the case may be) as a member of the Board at the expiration of each term of office, and Executive shall serve as a member of the Board for each period for which he is so elected.  In addition, Executive hereby consents to serve as an officer and/or director of any subsidiary of the Company without any additional salary or compensation, if so requested by the Board.

(b)                                 Executive shall be employed by the Company on a full-time basis (i.e., 40 hours per work week). Executive shall devote all of Executive’s skill and knowledge and substantially all of Executive’s attention and energies to the conscientious performance of all of the lawful duties, responsibilities and authority that may be assigned to Executive hereunder, except for vacation time and absence for sickness and similar disability. Nothing contained in this Agreement shall preclude Executive from devoting time to personal and family investments, or to other businesses, or as a director of any other profit or not-for-profit company, or from participating in industry associations; provided, that such activities or services do not (i) materially interfere with Executive’s duties hereunder; (ii) materially violate the terms of Section 6 hereof or the Proprietary Information Agreement referred to in Section 7 hereof; (iii) involve service to any other profit or not-for-profit company, a substantial portion of whose business is competitive with a substantial portion of the Company’s business, or a substantial portion of whose business is substantially in distribution of DVDs or its successors to the home market or on-demand programming; or (iv) result in Executive joining any boards of for-profit companies without the prior approval of the Board, such approval not to be unreasonably withheld, other than China MediaExpress Holdings, Inc., Masterbeat, and Content Capital Partners, LLC, which shall be deemed to be approved as of the date hereof. Executive shall also render services, on a non-permanent basis, at such other places within or outside the United States as the Supervising Authority may reasonably direct from time to time. Executive shall be subject to and comply with the written policies and procedures generally applicable (and provided) to senior executives of the Company to the extent such policies and procedures are not inconsistent with any term of this Agreement (including any negatively implied term).

3.                                      Compensation.

(a)                                  Base Salary.  During the Employment Period, the Company shall pay Executive a base salary at a rate not less than $300,000 per annum, payable in accordance with the Company’s then effective payroll practices.  The Board shall review Executive’s base salary annually during the Employment Period and, in its sole discretion, may increase (but not decrease) such base salary from time to time.  The annual base salary payable to Executive under this Section 3(a), as the same may be increased from time to time, shall hereinafter be referred to as the “Salary.”  In addition, for services performed from January 8, 2010, through the Effective Date, the Company shall make a lump sum cash payment to Executive of an amount equal to the amount Executive would have received during such period had this Agreement been in effect since January 8, 2010, but only to the extent such amounts have not previously been paid to Executive.  This lump sum payment shall be made within 10 days following the Effective Date.

(b)                                 Annual Bonus.  In addition to the Salary, for each fiscal year of the Company that begins or ends during the Employment Period, Executive shall have an annual cash bonus opportunity of fifty percent (50%) of Base Salary (the “Bonus”), which shall be payable if 100% of the Performance Targets (as defined below) are achieved; provided that if actual performance of the Company for such period exceeds or is less than 100% of the Performance Targets (but is at least 85% of the Performance Targets), the amount of the Bonus shall be adjusted positively or negatively, respectively, by mathematical interpolation, as reasonably determined in good faith by the Board or compensation committee.  For purposes of this Agreement, the “Performance Targets” for the fiscal years during the Initial Term shall be the achievement of earnings before interest, taxes, depreciation and amortization (the “EBIDTA Targets”) in amounts equal to (i) $10.3 million, for fiscal  year ending March 31, 2011, (ii) $17.6 million, for fiscal year ending March 31, 2012, and (iii) $21.1 million, for fiscal year ending March 31, 2013, in each case as confirmed by the Company’s audited financials for each such fiscal year; provided, however, that in the event of any material acquisition of a company or business by the Company, the Performance Targets shall be reasonably adjusted by the Company and Executive to take into account any changes to the EBITDA Targets or other material changes relating to such acquisition that should reasonably result in a change to the applicable Performance Targets.  Any Bonus that becomes payable pursuant to this Section 3(b) shall be paid to Executive as soon as reasonably practicable following the Company’s determination of whether the Performance Targets for the applicable fiscal year have been achieved and its calculation of the Bonus for such applicable fiscal year which, in each case, shall be no later than the earlier of (x) 10 days following the completion of the audit for the applicable fiscal year and (y) the date that is 75 days following the end of each such applicable fiscal year.  Notwithstanding anything to the contrary contained in this Agreement or any applicable bonus plan, program or arrangement, but except as provided in Section 4, Executive shall be entitled to receive any such Bonus only if Executive is employed on the last business day of the fiscal year to which the Bonus relates.

(c)                                  Benefits.  During the Employment Period, Executive (and any dependents and beneficiaries of Executive to the extent provided therein) shall be entitled to participate in any and all employee benefit plans, programs or arrangements (as amended from time to time) sponsored by the Company for its senior executives or employees at a level commensurate with Executive’s position and no less favorable to Executive than those applicable to such senior executives or employees, including, without limitation, life and disability insurance (“Benefits”).  Executive shall be entitled to four weeks of vacation, with up to two weeks of carryover accumulation, which shall accrue on the Effective Date and each January 1 thereafter occurring during the Employment Period.  During the Employment Period, Executive shall be entitled to all other fringe benefits as are from time to time made generally available to senior executives or employees of the Company.

(d)                                 Equity Compensation.  During the Employment Period, Executive shall be entitled to participate in any and all equity or other employee benefit plans that are generally available to senior executives, as distinguished from general management, of the Company on a basis commensurate with Executive’s position and no less favorable to Executive than those applicable to such senior executives.  Except as otherwise provided in this Agreement, Executive’s participation in and benefits under any such plan shall be on the terms and subject to the conditions specified in the governing document of the particular plan and applicable award agreement.

(e)                                  Expense Reimbursement.  During the Employment Period, the Company will pay or reimburse Executive in accordance with the Company’s written expense reimbursement policies and procedures (i) for business class travel over three hours, temporary housing, auto and other reasonable out of pocket expenses incurred in association with Executive’s commute to and from his home in New York and Los Angeles, as well as for working in Los Angeles and (ii) the Company shall reimburse Executive in accordance with the Company’s policies and procedures for all proper expenses incurred by Executive in the performance of Executive’s duties hereunder, regardless of where incurred.

(f)                                    Application of Section 409A of the Code to Reimbursements.  Any amounts payable under Section 3(e) and Section 19 shall be made as promptly as is reasonably practicable, in accordance with Treasury Regulation Section 1.409A-3(i)(1)(iv), and paid no later than the last day of Executive’s taxable year following the taxable year in which Executive incurred the expenses.  The amounts provided under Section 3(e) and Section 19 during any taxable year of Executive’s will not affect such amounts provided in any other taxable year of Executive’s, and Executive’s right to reimbursement for such amounts shall not be subject to liquidation or exchange for any other benefit.

4.                                      Termination.

(a)                                  At-Will Employment.  The Company and Executive acknowledge that Executive’s employment is and shall continue to be at-will, as defined under applicable law.  Executive acknowledges and agrees that nothing in this Agreement shall confer upon Executive any right with respect to continuation of employment by the Company, nor shall it interfere in any way with Executive’s right or the Company’s right to terminate Executive’s employment at any time, with or without Cause, as defined in Section 10, or with or without Good Reason, as defined in Section 10, subject to Executive’s right to receive certain payments upon termination as set forth in this Section 4.  Any termination of Executive’s employment under this Agreement (other than in the event of Executive’s death), shall be communicated by a written Notice of Termination addressed to the other party to this Agreement.  A “Notice of Termination” shall mean a notice stating that Executive’s employment with the Company has been or will be terminated and the specific provisions of this Section 4 under which such termination is being effected.

(b)                                 Death; Disability; Termination for Cause; Resignation Without Good Reason or

Expiration of Employment Period.  Executive’s employment with the Company shall terminate pursuant to this Section 4(b):  (i) upon Executive’s death or Disability, as defined in Section 10, (ii) upon Executive’s voluntary termination of Executive’s employment without Good Reason, (iii) upon a termination of Executive’s employment by the Company for Cause, or (iv) upon the expiration of the Employment Period.  Upon a Termination of Employment pursuant to this Section 4(b), the Employment Period shall terminate and Executive (or Executive’s estate) shall receive (A) any unpaid Salary and unused vacation accrued through the Termination Date, as defined in Section 10, (B) to the extent not previously paid, any Bonus earned and unpaid as of the Termination Date for any previously completed fiscal year, which shall be paid on the tenth day after the Termination Date (or, if such day is not a business day, the next business day after such day), (C) all Benefits determined in accordance with the Company’s applicable Benefit plans then in effect, and (D) reimbursement of expenses pursuant to Section 3 incurred through the Termination Date.

(c)                                  Termination Without Cause; Resignation for Good Reason.  Executive’s employment with the Company shall terminate pursuant to this Section 4(c):  (i) upon a termination of Executive’s employment by the Company without Cause or (ii) upon Executive’s termination of Executive’s employment for Good Reason.  Upon a Termination of Employment pursuant to this Section 4(c), the Employment Period shall terminate and Executive (or Executive’s estate) shall be entitled to:

(i)                                     any unpaid Salary and unused vacation accrued through the Termination Date and, to the extent not previously paid, any Bonus earned and unpaid as of the Termination Date for any previously completed fiscal year, which shall be paid on the tenth day after the Termination Date (or, if such day is not a business day, the next business day after such day);

(ii)                                  all Benefits determined in accordance with the Company’s applicable Benefit plans then in effect and reimbursement of expenses pursuant to Section 3 incurred through the Termination Date;

(iii)                               payment of an amount equal to 12 months of Executive’s annual Salary as in effect immediately prior to the Termination Date (but without taking into account any reduction in Salary giving rise to a termination of employment by Executive for Good Reason);

(iv)                              payment of a pro rata portion, based on the number of days elapsed in the fiscal year of termination through and including the date of termination, of the Bonus Executive would have been entitled to receive for the year of termination but for termination of his employment.  If termination of Executive’s employment occurs during the first six months of a fiscal year, the Bonus Executive would have been entitled to receive for the year of termination shall be deemed to be equal the average of the Bonuses Executive received for the two previous fiscal years (or the actual bonus for the previous fiscal year if termination occurs during the first six months of the second full fiscal year following the Effective Date).  If termination of Executive’s employment occurs during the second six months of a fiscal year (or at any time during the first full fiscal year following the Effective Date), the Company’s performance during the portion of such fiscal year preceding termination of Executive’s employment shall be annualized, and the Bonus Executive would have received for such fiscal year shall be deemed to be the Bonus Executive would have earned if the annualized performance had been the actual performance for such fiscal year; and

(v)                                 for the period beginning on the date of termination and ending on the date which is twelve (12) full months following the date of termination (or, if earlier, the date on which Executive accepts employment with another employer that provides comparable benefits in terms of cost and scope of coverage), the Company shall pay for and provide Executive and his eligible dependents and beneficiaries (to the extent provided therein) who were covered under the Company’s health plans as of the date of Executive’s termination with healthcare benefits which are substantially the same as the benefits provided to Executive and such dependents and beneficiaries immediately prior to the date of termination, including, if necessary, paying the costs associated with continuation coverage pursuant to COBRA (provided that Executive shall be solely responsible for all matters relating to his continuation of coverage pursuant to COBRA, including, without limitation, his election of such coverage).

Notwithstanding any provision to the contrary in this Agreement, no amount shall be paid pursuant to Section 4(c) above (except for the amounts payable under Sections 4(c)(i) and (ii)) unless, on or prior to the 60th day following the date of Executive’s Termination of Employment, an effective mutual waiver and release of claims agreement (the “Release”) in substantially the form attached hereto as Exhibit A has been executed and remains effective on such date and any applicable revocation period thereunder has expired; provided that any failure of the Company to execute the Release shall not reduce or eliminate its obligations hereunder.  Subject to Section 4(e)(i), the amounts described in Sections 4(c)(iii) and (iv) shall be paid in a single lump sum on the next payroll date immediately following the expiration of such 60-day period.

(d)                                 No Duty to Mitigate.  In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not Executive obtains other employment; provided, however, that any loans, advances or other amounts owed by Executive to the Company may be offset by the Company against amounts payable to Executive under this Section 4.

(e)                                  Section 409A.

(i)                                     Payment Delay.  Notwithstanding anything herein to the contrary, to the extent any payments to Executive pursuant to this Agreement are non-qualified deferred compensation subject to Section 409A of the Code, then (A) to the extent required by Section 409A of the Code, no amount shall be payable unless Executive’s termination of employment constitutes a Separation from Service and (B) if Executive, at the time of his Separation from Service, is determined by the Company to be a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code, such that delayed commencement of any portion of the termination benefits payable to Executive pursuant to this Agreement is required in order to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code (any such delayed commencement, a “Payment Delay”), then such portion of the payments to be made to Executive shall not be provided to Executive prior to the earlier of (A) the expiration of the six-month period measured from the date of Executive’s Separation from Service, (B) the date of Executive’s death or (C) such earlier date as is permitted under Section 409A.  Upon the expiration of the applicable Code Section 409A(a)(2)(B)(i) deferral period, all payments deferred pursuant to a Payment Delay shall be paid in a lump sum with interest on the foregoing at the applicable federal rate for instruments of less than one year, to Executive within 30 days following such expiration, and any remaining payments due under the Agreement shall be paid as otherwise provided herein.  The determination of whether Executive is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code as of the time of his Separation from Service shall be made by the Company in accordance with the terms of Section 409A of the Code and applicable guidance thereunder (including without limitation Treasury Regulation Section 1.409A-1(i) and any successor provision thereto).

(ii)                                  Exceptions to Payment Delay.  Notwithstanding Section 4(e)(i), to the maximum extent permitted by applicable law, amounts payable to Executive pursuant to Section 4(c) shall be made in reliance upon Treasury Regulation Section 1.409A-1(b)(9) (with respect to separation pay plans) or Treasury Regulation Section 1.409A-1(b)(4) (with respect to short-term deferrals).  Accordingly, the severance payments provided for in Section 4(c) are not intended to provide for any deferral of compensation subject to Section 409A of the Code to the extent (A) the severance payments payable pursuant to Section 4(c), by their terms and determined as of the date of Executive’s Termination of Employment, may not be made later than the 15th day of the third calendar month following the later of (1) the end of the Company’s fiscal year in which Executive’s Termination of Employment occurs or (2) the end of the calendar year in which Executive’s Termination of Employment occurs, or (B) such severance payments do not exceed an amount equal to two times the lesser of (1) the amount of Executive’s annualized compensation based upon Executive’s annual rate of pay for the calendar year immediately preceding the calendar year in which Executive’s Termination of Employment occurs (adjusted for any increase during the calendar year in which such Termination of Employment occurs that would be expected to continue indefinitely had Executive remained employed with the Company) or (2) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) for the calendar year in which Executive’s Termination of Employment occurs.

(f)                                    Exclusive Remedy.  Except as otherwise expressly required by law or as specifically provided herein, all of Executive’s rights to salary, severance, benefits, bonuses and other amounts hereunder (if any) accruing after the termination of Executive’s employment shall cease upon such termination.  In addition, Executive acknowledges and agrees that he is not entitled to any reimbursement by the Company for any taxes payable by Executive as a result of the payments and benefits received by Executive pursuant to this Section 4 other than as set forth in Section 20.

(g)                                 Effect of Termination on Other Plans and Programs.  In the event that Executive’s employment with the Company is terminated for any reason, Executive shall be entitled to receive all amounts payable and benefits accrued under any otherwise applicable plan, policy, program or practice of the Company in which Executive was a participant immediately prior to the Termination Date in accordance with the terms thereof; provided, that, if Executive’s termination is without Cause or for Good Reason, Executive shall not be entitled to receive any payments or benefits under any such plan, policy, program or practice providing any severance or incentive compensation, and the provisions of Section 4(c) hereof shall supersede the provisions of any such plan, policy, program or practice.

(h)                                 Return of the Company’s Property.  As soon as reasonably practicable following the termination of his employment in any manner, Executive shall surrender to the Company or destroy, at his option, all lists, books and records of, or in connection with, the Company’s business, and all other property belonging to the Company, it being distinctly understood that all such lists, books and records, and other documents, are the property of the Company.  If Executive elects to destroy such property, Executive shall deliver to the Company a signed statement certifying compliance with this Section 4(g).  Nothing contained in this Section 4(g) or the Proprietary Information Agreement (as defined below) shall prevent Executive from retaining and utilizing copies of benefit plans and programs in which Executive retains an interest, desk calendars, his personal rolodex or files, personal office furnishings or such other personal records and documents as may Executive may reasonably require.

5.                                      Federal and State Withholding.  The Company shall deduct from the amounts payable to Executive pursuant to this Agreement the amount of all federal, state and local taxes required to be withheld by the Company under applicable law.

6.                                      Noncompetition; Nonsolicitation.

(a)                                  General.  Executive acknowledges that in the course of Executive’s employment with the Company, Executive has and will become familiar with trade secrets and other confidential information concerning the Company and that Executive’s services will be of special, unique and extraordinary value to the Company.

(b)                                 Noncompetition.  Executive agrees that during the Employment Period, except as may otherwise be approved by the Board or as set forth in Section 2 above, Executive shall not in any manner, directly or indirectly, through any person, firm or corporation, alone or as a member or a partnership or as an owner, investor, member, partner, officer, director, stockholder, investor or employee of or consultant to any other corporation or enterprise or otherwise, compete with the Company or any of its subsidiaries, within the United States and/or any foreign country, in the business of distribution of DVDs or its successors to the home market or on-demand programming as conducted by the Company during Executive’s employment or in planning during Executive’s employment in which Executive was materially involved or had actual knowledge.

(c)                                  Nonsolicitation.  Executive further agrees that during the Employment Period and for a period of one year following Executive’s Termination of Employment, Executive shall not in any manner, directly or indirectly (i) induce or attempt to induce any employee of the Company or any of its subsidiaries (other than John Hyde) to terminate or abandon his or her employment for any purpose whatsoever, or (ii) solicit or encourage any customer of the Company or any of its subsidiaries or independent contractor providing services to the Company or any of its subsidiaries to terminate or diminish its relationship with it.

(d)                                 Nondisparagement.  Executive agrees that Executive shall neither, directly or indirectly, engage in any conduct or make any statement disparaging in any way the Company, its subsidiaries or any of their personnel nor, directly or indirectly, engage in any other conduct or make any other statement that could be reasonably expected to impair the goodwill of the Company or the reputation of the Company, in each case, except to the extent required by law, and then only after consultation with the Company to the extent possible, or to enforce the terms of this Agreement.  The Company and its affiliates agree they will not, directly or indirectly, engage in any conduct or make any statement disparaging or criticizing in any way Executive, or engage in any other conduct or make any other statement that could be reasonably expected to impair the reputation of Executive, in each case, except to the extent required by law, and then only after consultation with Executive to the extent possible, or to enforce the terms of this Agreement.

(e)                                  Exceptions.  Nothing in this Section 6 shall prohibit Executive (i) from being a stockholder in a mutual fund or a diversified investment company, (ii) from being an owner of not more than five percent of the outstanding stock of any class of a corporation, any securities of which are publicly traded, so long as Executive has no active participation in the business of such corporation,  (iii) from providing services to or on behalf of any other business entities in accordance with Section 2, or (iv) from making generalized solicitations for employees through advertisements and hiring any persons through such generalized solicitations.

7.                                      Confidentiality.  Executive and the Company have entered into the Company’s standard employee proprietary information agreement (the “Proprietary Information Agreement”).

8.                                      Enforcement.  The parties hereto agree that the Company may be damaged irreparably in the event that any provision of Section 6 or 7 of this Agreement were not performed in accordance with its terms or were otherwise breached and that money damages may be an inadequate remedy for any such nonperformance or breach.  Accordingly, the Company and its successors and permitted assigns shall be entitled, in addition to other rights and remedies existing in their favor, to seek an injunction or injunctions to prevent any breach or threatened breach of any such provisions and to enforce such provisions specifically (without posting a bond or other security), in each case, as a court of competent jurisdiction may deem necessary or appropriate to restrain Executive.  In addition, in the event of any breach of Section 6(c) by Executive, Executive shall repay to the Company any amounts paid to him pursuant to Sections 4(c)(iii) and (iv) following the date of such breach.

9.                                      Representations/Covenant.  Executive represents and warrants to the Company that (a) the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which Executive is bound, (b) Executive is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement with any other person or entity that would interfere with the execution, delivery or performance of this Agreement by Executive, and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms.  Executive agrees that he will not disclose to or use on behalf of the Company any proprietary information of a third party without that party’s consent.  The Company represents and warrants to Executive that (i) it is fully authorized by action of its Board (and of any other person or body whose action is required) to enter into this Agreement and to perform its obligations under it and under the programs, plans and arrangements referred to in it; (ii) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, arrangement, plan or corporate governance document to which it is a party or is bound; and (iii) upon the execution and delivery of this Agreement by the parties, this Agreement shall be a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

10.                               Definitions.

“Cause” means the occurrence of any of the following:  (i) Executive’s conviction of a felony or of any crime involving moral turpitude, dishonesty, fraud, embezzlement, theft or misrepresentation, (ii) gross neglect or gross misconduct by Executive in connection with the performance of Executive’s duties (other than due to Executive’s physical or mental illness), (iii) a material breach by Executive of this Agreement, the Proprietary Information Agreement or the Company’s material policies, rules and regulations referred to in Section 2(b), or (iv) willful engagement in any other conduct that involves a material breach of a fiduciary obligation on the part of Executive as an officer or member of the Board, or that would reasonably be expected to have a material and adverse economic effect upon the Company and its subsidiaries.  The circumstances described in items (ii) through (iv) (but not item (i)) above shall be subject to notice and an opportunity to cure as follows:  If the Board believes events have occurred constituting Cause within the meaning of items (ii) through (iv), the Board shall give written notice to Executive within 180 days after the Board learns of such events, which notice shall set forth in reasonable detail the grounds for its belief and the actions required to cure such failure.  Executive shall then have 30 business days after notice to explain and/or remedy the situation, and Cause shall not exist until such period has expired and the circumstances have not been explained or remedied.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations and other guidance issued thereafter.

“Disability” means the inability of Executive, due to a physical or mental incapacity or disability, to perform the essential functions of Executive’s position, with or without reasonable accommodation, required of Executive for a continuous period of 90 days or any 120 days within any 12-month period.  However, in no event shall a disability be a Disability unless Executive is considered to be disabled under the long-term disability plan of the Company for which Executive is eligible.

“Good Reason” means a termination by Executive of Executive’s employment hereunder if (i) any of the following events occurs without Executive’s express prior written consent; (ii) such event is not fully cured within 30 business days after Executive gives written notice to the Company describing such event and demanding cure; (iii) such cure notice is given within 180 days after Executive learns of the occurrence of such event; and (iv) Termination of Employment occurs within 30 business days after the expiration of any cure right:  (A) a material diminution in Executive’s Salary; (B) a material diminution in Executive’s authority, duties or responsibilities, including a material adverse change in Executive’s reporting relationships; (C) a material breach of this Agreement by the Company; (D) the Company’s failure to issue to Executive, on or before July 15, 2010, (1) stock options pursuant to the forms of stock option agreements attached hereto as Exhibits B, C and D and (2) shares of restricted stock pursuant to the restricted stock award agreements attached hereto as Exhibits E, F and G; (E) the upon the failure by the Company (or its stockholders as the case may be) to elect or reelect or to appoint or reappoint Executive as Chairman of the Board; provided, however, that failure to reelect or reappoint the Executive as Chairman of the Board shall not constitute Good Reason if Cause exists for the removal of Executive from the Board or from his position as Chairman of the Board or for the failure to nominate or elect Executive to the Board or as Chairman of the Board; or (F) the appointment of a Co-Chairman of the Board].

“Separation from Service” shall mean Executive’s “separation from service” with the Company (as such term is defined in Treasury Regulation Section 1.409A-1(h) and any successor provision thereto), including without limitation due to Executive’s Termination of Employment.

“Termination Date” means the date on which Executive’s Termination of Employment with the Company occurs pursuant to Section 4.

“Termination of Employment” shall mean Executive’s “termination of employment” with the Company (within the meaning of Treasury Regulation Section 1.409A-1(h)(ii) and any successor provision thereto) on the following dates:  (i) if Executive’s employment is terminated by Executive’s death, the date of Executive’s death, and (ii) if Executive’s employment is terminated for any other reason, the latest of the date on which the Notice of Termination is given, the date any applicable cure period expires, the date of termination specified in such notice (which shall not be more than 30 days after the date of such notice) and, if no such notice is given, 30 days after the date of termination of employment.

11.                               Insurance; Indemnification. The Company and each of its subsidiaries shall, to the maximum extent provided under applicable law, indemnify and hold Executive harmless from and against any expenses, including reasonable attorney’s fees, judgments, fines, settlements and other amounts (“Losses”), incurred in connection with any proceeding arising out of, or related to, Executive’s employment by the Company.  The Company shall, or shall cause a subsidiary thereof to, advance to Executive any expenses, including attorney’s fees and costs of settlement, incurred in defending any such proceeding to the maximum extent permitted by applicable law.  Such costs and expenses incurred by Executive in defense of any such proceeding shall be paid by the Company or applicable subsidiary in advance of the final disposition of such proceeding promptly upon receipt by the Company of (a) written request for payment; (b) appropriate documentation evidencing the incurrence, amount and nature of the costs and expenses for which payment is being sought; and (c) an undertaking adequate under applicable law made by or on behalf of Executive to repay the amounts so advanced if it shall ultimately be determined pursuant to any non-appealable judgment or settlement that Executive is not entitled to be indemnified by the Company or any subsidiary thereof. During the Employment Period and continuing until the later of (i) the sixth anniversary of the Termination Date and (ii) the date on which all claims against Executive that would otherwise be covered by such policy (or policies) become fully time-barred, the Company shall maintain customary directors’ and officers’ liability insurance for Executive, providing coverage that is no less favorable to Executive in any material respect (including, but not limited to, with respect to scope, exclusions, amounts and deductibles) than the coverage then being provided to any other present or former officer or director of the Company.

12.                               Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when (a) delivered personally or by overnight courier to the following address of the other parties hereto (or such other address for such parties as shall be specified by notice given pursuant to this Section) or (b) sent by facsimile to the following facsimile number of the other parties hereto (or such other facsimile number for such parties as shall be specified by notice given pursuant to this Section), with the confirmatory copy delivered by overnight courier to the address of such parties pursuant to this Section 12:

If to the Company, to:

Image Entertainment, Inc.
20525 Nordhoff Street, Suite 200
Chatsworth, CA 91311
Attention:  Chairman of the Board of Directors
Facsimile:  (      )

If to Executive, to:

Ted Green

Facsimile:  (          )

With a copy to (which shall not constitute notice):

Morrison Cohen LLP
909 Third Avenue
New York, NY 10022
Attention:  Jack Levy, Esq.
Facsimile:  (212) 735-8708

13.                               Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement or the validity, legality or enforceability of such provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

14.                               Entire Agreement; Inconsistencies.  This Agreement, the Proprietary Information Agreement and the Exhibits hereto shall constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and supersede and preempt any prior understandings, agreements or representations by or between the parties, written or oral, which may have related in any manner to the subject matter hereof or thereof.  In the event of any inconsistency between any provision of this Agreement and any provision of any employee handbook, personnel manual, program, policy, or arrangement of the Company, or any provision of any agreement, plan, or corporate governance document of any of them, the provisions of this Agreement shall control unless Executive otherwise agrees in a signed writing that expressly refers to the provision whose control Executive is waiving.  The Company agrees not to impose any restrictions, enforceable by injunction, on Executive’s post-employment activities, other than those expressly set forth in this Agreement and the Proprietary Information Agreement.

15.                               Successors and Assigns.  This Agreement shall be enforceable by Executive and Executive’s heirs, executors, administrators and legal representatives, and by the Company and its successors and assigns.  Executive may not assign this Agreement and any such assignment shall be null and void. The rights of the Company under this Agreement shall, without the consent of Executive, be assigned by the Company to any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of the Company.  The Company will require any successor (whether direct or indirect, by purchase, merger or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and to agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; provided, however, that no such assumption shall relieve the Company of its obligations hereunder.  As used in this Agreement, the “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law or otherwise.

16.                               Governing Law; Venue.  This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to principles of conflicts of laws.  Any suit brought hereon shall be brought in the state or Federal courts sitting in Los Angeles, California, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper.  Each party hereby agrees that any such court shall have in personal jurisdiction over it and consents to service of process in any manner authorized by California law.

17.                               Arbitration.

(a)                                  Generally.  Except as otherwise provided in Section 8 hereof or as otherwise required by law, any dispute, claim, question or controversy arising under or relating to this Agreement, Executive’s employment with the Company or the termination thereof (each such dispute, claim, question or controversy, a “Dispute”) shall be resolved by submitting such Dispute to binding arbitration administered by JAMS pursuant to its Employment Arbitration Rules and Procedures and subject to its Employment Arbitration Minimum Standards of Procedural Fairness (collectively, the “Rules”), and pursuant to the procedures set forth in this Section 17.  In the event of any conflict between the Rules and the procedures set forth in this Section 17, the procedures set forth in this Section 17 shall control.  Any such arbitration shall be brought within any otherwise applicable statute of limitations period, and shall be the sole and exclusive means for resolving such Dispute (other than for injunctive relief pursuant to Section 8 or as otherwise required by law).

(b)                                 Procedures.  Any arbitration shall be held in Los Angeles, California (except for any arbitration brought by Executive, which shall be held in New York, New York) and conducted before a single neutral arbitrator selected by mutual agreement of the parties hereto within 30 days of the initiation of the arbitration or, if they are unable to agree, by JAMS under its rules.  The arbitrator shall take submissions and hear testimony, if necessary, and shall render a written decision as promptly as practicable.  The arbitrator may grant any legal or equitable remedy or relief that the arbitrator deems just and equitable, to the same extent that remedies or relief could be granted by a state or federal court in the United States.  The decision of the arbitrator shall be final, binding and conclusive on all parties and interested persons.  It is the intention of the parties hereto that they shall be entitled to fair and adequate discovery in accordance with the Federal Rules of Civil Procedure.  The parties hereto shall keep confidential the fact of the arbitration, the dispute being arbitrated, and the decision of the arbitrator.

(c)                                  Enforcement; Costs.  Judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction.  All fees and expenses of any arbitration, including, but not limited to, reasonable attorneys’ fees and disbursements of all parties, with respect to a Dispute under this Agreement shall be borne by the Non-prevailing Party.  The determination of whether a party is to be deemed the “Non-prevailing Party” in any arbitration shall be solely within the province of the arbitrator.  Neither party shall be liable for punitive or exemplary damages.

18.                               Amendment and Waiver.  The provisions of this Agreement may be amended or waived only by the written agreement of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.  If the Company and Executive determine that any payments or benefits payable under this Agreement intended to comply with Sections 409A(a)(2), (3) and (4) of the Code do not comply with Section 409A of the Code, the Company and Executive agree to amend this Agreement, or take such other actions as the Company and Executive deem reasonably necessary or appropriate, to comply with the requirements of Section 409A of the Code, the Treasury Regulations thereunder (or any applicable correction relief) while preserving the economic agreement of the parties.  If any provision of the Agreement would cause such payments or benefits to fail to so comply, such provision shall not be effective and shall be null and void with respect to such payments or benefits, and such provision shall otherwise remain in full force and effect.

19.                               Legal Fees.  The Company shall reimburse Executive for all reasonable attorneys’ fees incurred by Executive in reviewing and negotiating this Agreement and Executive’s equity arrangements (whether or not incentive-based), as well as for any attorneys’ fees incurred by Executive and associated with the diligence and negotiations of the JH fund’s acquisition of the Company on January 8, 2010, plus up to a maximum of $15,000 in the aggregate for Ted Green, John Avagliano and John Hyde for any reasonable related expenses.  Such reimbursement shall be made within 30 days following presentation to the Company of appropriate invoices or other documentation for the amount of such fees and expenses.

20.                               Excise Taxes.

(a)                                  (i) In the event that any payment or benefit received or to be received by Executive pursuant to the terms of this Agreement (the “Contract Payments”) or in connection with Executive’s termination of employment or contingent upon a change in control (as defined under Section 280G of the Code) of the Company pursuant to any plan or arrangement or other agreement with the Company (or any affiliate) (“Other Payments” and, together with the Contract Payments, the “Payments”) would be subject to the excise tax (the “Excise Tax”) imposed by Section 4999 of the Code, as determined as provided below, the Company shall pay to Executive, at the time specified in Section 20(b) below, an additional amount (the “Gross-Up Payment”) such that the net amount retained by Executive, after deduction of all amounts required to be paid upon the payment provided for by this Section 20(a), and any interest, penalties or additions to tax payable by Executive with respect thereto, shall be equal to the total present value of the Excise Taxes imposed upon the Payments; provided, however, that if Executive’s Payment is, when calculated on a net-after-tax basis, less than 110% of the amount of the Payment which could be paid to Executive under Section 280G of the Code without causing the imposition of the Excise Tax, then the Payment shall be limited to the largest amount payable (as described above) without resulting in the imposition of any Excise Tax (such amount, the “Capped Amount”).

(ii)                                  For purposes of determining the Capped Amount, whether any of the Payments will be subject to the Excise Tax and the amounts of such Excise Tax, (A) the total amount of the Payments shall be treated as “parachute payments” within the meaning of Section 280G(b)(2) of the Code, and all “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, except to the extent that, in the opinion of independent tax counsel selected by the Company’s independent auditors and acceptable to Executive (“Tax Counsel”), a Payment

(in whole or in part) does not constitute a “parachute payment” within the meaning of Section 280G(b)(2) of the Code, or such “excess parachute payments” (in whole or in part) are not subject to the Excise Tax, (B) the amount of the Payments that shall be treated as subject to the Excise Tax shall be equal to the lesser of (1) the total amount of the Payments or (2) the amount of “excess parachute payments” within the meaning of Section 280G(b)(1) of the Code (after applying clause (A) hereof), and (C) the value of any noncash benefits or any deferred payment or benefit shall be determined by Tax Counsel in accordance with the principles of Sections 280G(d)(3) and (4) of the Code. For purposes of determining the amount of the Gross-Up Payment, Executive shall be deemed to pay federal income tax at the highest marginal rates of federal income taxation applicable to individuals in the calendar year in which the Gross-Up Payment is to be made and state and local income taxes at the highest effective rates of taxation applicable to individuals as are in effect in the state and locality of Executive’s residence in the calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in federal income taxes that can be obtained from deduction of such state and local taxes, taking into account any limitations applicable to individuals subject to federal income tax at the highest marginal rates.

(iii)                               If the Tax Counsel determines that any Excise Tax is payable by Executive and that the criteria for reducing the Payments to the Capped Amount (as described in Section 20(a)(i) above) is met, then the Company shall reduce the Payments by the amount which, based on the Tax Counsel’s determination and calculations, would provide Executive with the Capped Amount, and pay to Executive such reduced Payments; provided that the Company shall first reduce the severance payment under Section 4(c) and shall next reduce the benefits provided under the Company’s incentive equity plan pursuant to which Executive has been awarded equity. If the Tax Counsel determines that an Excise Tax is payable, without reduction pursuant to Section 20(a)(i), above, the Company shall pay the required Gross-Up Payment to, or for the benefit of, in accordance with Section 20(b). If the Tax Counsel determines that no Excise Tax is payable by Executive, it shall, at the same time as it makes such determination, furnish Executive with an opinion that he has substantial authority not to report any Excise Tax on his/her federal, state, local income or other tax return. Any determination by the Tax Counsel as to the amount of the Gross-Up Payment shall be binding upon the Company and Executive absent a contrary determination by the Internal Revenue Service or a court of competent jurisdiction; provided, however, that no such determination shall eliminate or reduce the Company’s obligation to provide any Gross-Up Payment that shall be due as a result of such contrary determination.

(b)                                 The Gross-Up Payments provided for in Section 20(a) hereof shall be made upon the earlier of (i) the payment to Executive of any Contract Payment or Other Payment or (ii) the imposition upon Executive or payment by Executive of any Excise Tax.

(c)                                  Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30 day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

(i)                                     give the Company any information reasonably requested by the Company relating to such claim;

(ii)                                  take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company and reasonably satisfactory to Executive;

(iii)                               cooperate with the Company in good faith in order to effectively contest such claim; and

(iv)                              permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including, but not limited to, additional interest and penalties and related legal, consulting or other similar fees) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or other tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses.

(d)                                 The Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive on an interest-free basis, and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or other tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided, further, that if Executive is required to extend the statute of limitations to enable the Company to contest such claim, Executive may limit this extension solely to such contested amount. The Company’s control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority. In addition, no position may be taken nor any final resolution be agreed to by the Company without Executive’s consent if such position or resolution could reasonably be expected to adversely affect Executive (including any other tax position of Executive unrelated to the matters covered hereby).

(e)                                  As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Company or the Tax Counsel hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (“Underpayment”), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies and Executive thereafter is required to pay to the Internal Revenue Service an additional amount in respect of any Excise Tax, the Company or the Tax Counsel shall determine the amount of the Underpayment that has occurred and any such Underpayment shall promptly be paid by the Company to or for the benefit of Executive.

(f)                                    If, after the receipt by Executive of the Gross-Up Payment or an amount advanced by the Company in connection with the contest of an Excise Tax claim, Executive becomes entitled to receive any refund with respect to such claim, Executive shall promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company in connection with an Excise Tax claim, a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest the denial of such refund prior to the expiration of 30 days after such determination, such advance shall be forgiven and shall not be required to be repaid.

(g)                                 Notwithstanding the foregoing provisions of this Section 20:

(i)                                     In no event shall the Company’s liability for Gross-Up Payments to Executive under this Section 20 exceed the amount of the “tax gross-up payment” on any Payment permitted under Treasury Regulation Section 1.409A-3(i)(1)(v); and

(ii)                                  In no event shall the Company’s liability for any Gross-Up Payments to Executive under this Section 20, taken together with any gross-up payments payable to Producers Sales Organization pursuant to the Consulting Agreement (the “Consulting Agreement”) with the Company and John Hyde of even date herewith and any gross-up payments payable to John Avagliano pursuant to his Employment Agreement (the “Avagliano Employment Agreement”) with the Company of even date herewith (the “Aggregate Gross-Up Payments”), exceed $1,000,000 (the “Maximum Amount”) in the aggregate.  In the event that the Aggregate Gross-Up Payments would exceed $1,000,000, Executive’s Gross-Up Payment under this Section 20 shall not exceed an amount equal to (A) the Maximum Amount, multiplied by (B) a fraction, the numerator of which is equal to the Gross-Up Payment that would be payable to Executive pursuant to this Section 20 (without regard to the application of this Section 20(g)(ii)), and the denominator of which is the aggregate Gross-Up Payments that would be payable to Executive pursuant to this Section 20 and Producers Sales Organization pursuant to the Consulting Agreement and John Avagliano pursuant to the Avagliano Employment Agreement (without regard to the application of this Section 20(g)(ii) or any comparable provision in such other Agreements).

(h)                                 The Gross-Up Payment shall be paid in accordance with Treasury Regulation Section 1.409A-3(i)(1)(v).  Interest and penalties with respect to any Gross-Up Payment or that are otherwise incurred by the Company on Executive’s behalf or required to be paid by the Company under this Section 20 shall be paid to Executive or on Executive’s behalf only to the extent permitted under Treasury Regulation Section 1.409A-3(i)(1)(v).  Notwithstanding the other provisions of this Section 20, all Gross-Up Payments shall be made to the Executive not later than the end of the calendar year following the year in which the Executive remits the related taxes, in accordance with Treasury Regulation Section 1.409A-3(i)(1)(v).  Any costs and expenses (including any Excise Tax, income or other taxes or interest and penalties) incurred by the Company on Executive’s behalf or required to be paid by the Company under this Section 20 due to any tax contest, audit or litigation shall be paid by the Company by the end of Executive’s taxable year following Executive’s taxable year in which the taxes that are the subject of the tax contest, audit or litigation are remitted to the taxing authority, or where, as a result of such tax contest, audit or litigation, no taxes are remitted, the end of Executive’s taxable year following Executive’s taxable year in which the audit is completed or there is a final and nonappealable settlement or other resolution of the contest or litigation, in accordance with Treasury Regulation Section 1.409A-3(i)(1)(v).

21.                               Counterparts.  This Agreement may be executed in two counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.  The parties hereto agree to accept a signed facsimile copy or portable document format of this Agreement as a fully binding original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

IMAGE ENTERTAINMENT, INC.

By:	/s/ JOHN P. AVAGLIANO
Name:	John P. Avagliano
Title:	COO/CFO

/s/ TED GREEN
Ted Green

EXHIBIT A

Form of Mutual Release

EXHIBIT A

GENERAL RELEASE OF CLAIMS

This General Release of Claims (“Release”) is entered into as of this            day of                 ,         , between [NAME OF EXECUTIVE] (“Executive”), and Image Entertainment, Inc., a Delaware corporation (the “Company”) (collectively referred to herein as the “Parties”).

WHEREAS, Executive and the Company are parties to that certain Employment Agreement dated as of [DATE OF AGREEMENT] (the “Employment Agreement”);

WHEREAS, the Parties agree that Executive is entitled to certain severance benefits under the Employment Agreement, subject to Executive’s execution of this Release; and

WHEREAS, the Company and Executive now wish to fully and finally to resolve all matters between them.

NOW, THEREFORE, in consideration of, and subject to, the severance benefits payable to Executive pursuant to the Employment Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows:

1.                                       General Release of Claims by Executive.  Executive, on behalf of himself and his heirs, executors, administrators, successors, agents, and assigns, hereby fully and without limitation releases and forever discharges the Company, and (as the case may be) its present and former shareholders, parents, owners, members, partners, subsidiaries, divisions, affiliates, officers, directors, agents, employees, consultants, contractors, customers, clients, insurers, representatives, lawyers, predecessors, successors and assigns, employee welfare benefit plans and pension or deferred compensation plans under Section 401 of the Internal Revenue Code of 1986, as amended, and their trustees, administrators and other fiduciaries, and all persons acting by, through, under or in concert with them, or any of them (“Releasees”), both individually and collectively, from any and all rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent (“Claims”), arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever the Executive’s employment by the Company or the separation thereof, and any and all claims arising under federal, state, or local laws relating to employment, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, claims of any kind that may be brought in any court or administrative agency, any claims arising under Title VII of the Civil Rights Act of 1964, as amended; the Equal Pay Act, as amended; the Age Discrimination in Employment Act, as amended; the Family and Medical Leave Act of 1993; the California Fair Employment and Housing Act of 1993, as amended; the California Labor Code (including but not limited to Sections 970 and 6310); the Fair Labor Standards Act, as amended; Section 17200 of the Business and Professions Code; the federal and state wage and hour laws; the Americans With Disabilities Act, as amended; the Immigration Reform and Control Act of 1986; the Employee Retirement Income Security Act of 1974, as amended; the Uniformed Services Employment and Reemployment Rights Act; the Rehabilitation Act of 1973, as amended; the

California Family Rights Act; the Worker Adjustment and Retraining Notification Act; the California common law of fraud, misrepresentation, negligence, defamation, infliction of emotional distress, breach of contract, or wrongful termination; and/or any other local, state or federal law, rule, or regulation governing employment, discrimination in employment, workplace safety, or the payment of wages and benefits.  Executive represents that there are no lawsuits pending by Executive against Releasees and/or promises to dismiss any and all lawsuits that Executive might have filed against Releasees.  Executive promises never to file a lawsuit asserting any Claims that are released in this Release.  Executive agrees that if he hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Releasees, or any of them, any of the Claims released hereunder, Executive shall pay to the Releasees, and each of them, in addition to any other damages caused to the Releasees thereby, all attorneys’ fees incurred by the Releasees in defending or otherwise responding to said suit or claim.

Notwithstanding the generality of the foregoing, Executive does not release the following claims:

(i)                                     Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;

(ii)                                  Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;

(iii)                               Claims pursuant to the terms and conditions of the federal law known as COBRA;

(iv)                              Claims for indemnity under the Employment Agreement or bylaws of the Company, as provided for by Delaware law or under any applicable insurance policy with respect to Executive’s liability as an employee, director or officer of the Company;

(v)                                 Claims based on any right Executive may have to enforce the Company’s executory obligations under the Employment Agreement;

(vi)                              Claims based on Executive’s stock awards described in Section 3; and

(vii)                           Claims based on Executive’s purchased equity.

2.                                       Waiver of Unknown Claims by Executive.  Executive is aware of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

With full awareness and understanding of the above provisions, Executive hereby waives any rights he may have under Section 1542, as well as under any other statutes or common law principles of similar effect.  Executive intends to, and hereby does, release Releasees from Claims which he does not presently know or suspect to exist at this time.

3.                                       Stock Awards.  Executive currently holds the stock options and/or restricted shares of the Company’s common stock granted under the Company’s 2010 Equity Incentive Plan (the “Plan”) and listed on Exhibit A hereto and no others.  Executive’s and the Company’s rights with respect to such awards shall be as set forth in the Plan and the award agreements pursuant to which such stock options and restricted shares of the Company’s common stock were granted.

4.                                       Release of Claims by the Company.  The Company voluntarily releases and discharges the Executive and his heirs, successors, administrators, representatives and assigns from all Claims which it may have against the Executive as the result of his employment or the discontinuance of his employment and that are based upon facts known, or which in the exercise of reasonable diligence should have been known, to the Company’s Board of Directors.  Notwithstanding the foregoing, nothing herein shall release or discharge any Claim by the Company against the Executive, or the right of the Company to bring any action, legal or otherwise, against the Executive as a result of any failure by him to perform his obligations under this Agreement, or as a result of any acts of willful misconduct or gross negligence.  The Company represents that it are not aware after reasonable due inquiry of any facts or circumstances that would give rise to or form the basis of any claim against Executive based on willful misconduct or gross negligence.

5.                                       Confidentiality of Agreement.  Except as may be required by law or court order, neither Executive, his attorney, nor any person acting by, through, under or in concert with them shall disclose the terms of this Release to any individual or entity other than their immediate family and accountants or tax preparers as may be necessary. In the event that a disclosure authorized by this Release is made, Executive shall inform the person to whom information is disclosed of the confidential nature of this Release and that, upon being informed of the terms of this Release, the person shall be equally bound by the provisions of this paragraph.

6.                                       Advice of Counsel.  Executive has had the advice of independent legal counsel of his own choosing in negotiations for and the preparation of this Release.  Executive has carefully read the provisions of this Release and is fully apprised of and understands the provisions of this Release and their legal effect and consequences.  Executive has executed this Release after careful and independent investigation, and affirmatively warrants that he is not executing this Release under fraud, duress or undue influence.

7.                                       Integration.  This Release, the Employment Agreement, the Proprietary Information Agreement, the Plan, [the Stock Option Agreement(s)] and [the Restricted Stock Agreement(s)] [insert names of purchased equity documents] set forth the final, sole, and entire agreement between Executive and the Company and supersede any and all prior agreements, negotiations, discussions or understandings between Executive and the Company concerning the subject matter of this Release.  This Release may not be altered, amended, or modified, except by a further writing signed by Executive and a member of the Board of Directors of the Company.

8.                                       Voluntary.  Executive acknowledges and agrees that he has read this Release carefully, understands all of its terms, and agrees to those terms voluntarily.

9.                                       Miscellaneous Provisions.

(a)                                  The provisions of this Release are severable.  If any provision is held to be invalid or unenforceable, it shall not affect the validity or enforceability of any other provision.

(b)                                 This Release shall be construed as a whole in accordance with its fair meaning and in accordance with the laws of the State of California.  The language in this Release shall not be construed for or against any particular party.

(c)                                  This Release may be executed in ink or by facsimile and in one or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

(d)                                 This Release shall apply to, bind, and inure to the benefit of the Parties and their respective successors and assigns.

IN WITNESS WHEREOF, the Parties hereto have executed this Release on the dates indicated below.

EXECUTIVE	IMAGE ENTERTAINMENT, INC.

By:
[Name of Executive]	Its:
Dated:	Dated:

EXHIBIT B

Class A Stock Option Agreement

IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock (“Stock”), set forth below (the “Option”).  This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option and the Stock Option Agreement.

Participant:	Theodore S. Green

Grant Date:

Exercise Price per Share of Stock:	$(1)

Total Exercise Price:	$

		shares,
Total Number of Shares of Stock Subject to the Option:

which represents       % of the Company’s fully diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares subject to this Stock Option represents 3.668% of the fully diluted common stock of the Company (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010 minus the number of shares of Class A Restricted Stock granted to such Participant. The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

(1)  Not to be less than $0.20 per share.

Vesting Schedule:	The Option shall vest pursuant to the provisions of Exhibit C attached hereto.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice.  The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

IMAGE ENTERTAINMENT, INC.		PARTICIPANT

By:

Print Name:		By:

Title:		Name:

Title:
Address:	20525 Nordhoff Street, Ste 200	Address:
Chatsworth, CA 91311

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to the Participant an Option under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

GENERAL

Defined Terms.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 5.3, 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

GRANT OF OPTION

Grant of Option.  In consideration of the Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement.  Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date.  Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

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No Right to Continued Employment.  Nothing in the Plan, the Grant Notice, or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Parent or Subsidiary, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and the Participant.

PERIOD OF EXERCISABILITY

Commencement of Exercisability.

Subject to Sections 3.2, 3.3 and 5.6, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided in the Grant Notice or provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative.  Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

Expiration of Option.  Subject to the provisions of Exhibit C to the Grant Notice, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

The expiration of ten years from the Grant Date;

If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

The expiration of three months from the date of the Participant’s Termination of Service, unless such termination occurs by reason of the Participant’s death, Disability or for Cause (as defined in Exhibit C to the Grant Notice); provided, however, that if, during any part of such three month period, Participant’s Option is not exercisable solely because of the condition set forth in Section 4.5(b), Participant’s Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of thirty days after Participant’s Termination of Service;

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The expiration of one year from the date of the Participant’s death if Participant dies prior to his or her Termination of Service or within three months after his or her Termination of Service;

The expiration of one year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability; or

The date of Participant’s Termination of Service by the Company for Cause.

If the Participant’s option is an Incentive Stock Option, note that, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the Participant’s Option and ending on the day three months before the date of Participant’s Option’s exercise, Participant must be an Employee of the Company or an affiliate, except in the event of Participant’s death or Disability.  The Company has provided for extended exercisability of Participant’s Option under certain circumstances for Participant’s benefit but cannot guarantee that Participant’s Option will necessarily be treated as an “incentive stock option” if Participant continues to be employed by or provide services to the Company or an affiliate as a Consultant or Director after Participant’s employment terminates or if Participant otherwise exercises its options more than three months after the date Participant’s employment terminates.

In addition and for the avoidance of doubt, upon Termination of Service, the Participant’s vested Option shall be subject to the call right specified in Section 4 of the Stockholders Agreement (defined below).

Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code.  The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

EXERCISE OF OPTION

Person Eligible to Exercise.  Except as provided in Section 5.1, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

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Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

An Exercise Notice in writing signed by the Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator.  Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator);

The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law, rule, or regulation; and

In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

Method of Payment.  Payment of the exercise price and any applicable withholding tax shall be by any of the following, or a combination thereof, at the election of the Participant, subject to Section 10.1 of the Plan:

Cash;

Check;

Delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

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With the consent of the Administrator, by delivery of a full recourse promissory note on such terms and conditions as may be approved by the Administrator;

With the consent of the Administrator, surrender of other shares of Stock which (A) in the case of shares of Stock acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender (or such longer or shorter period as may be determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

With the consent of the Administrator, surrendered shares of Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.

(h)                                 Notwithstanding any other provision of the Plan or this Agreement, if Participant is a Director or “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, he or she shall not be permitted to make payment pursuant to this Section 4.4, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company, in violation of Section 13(k) of the Exchange Act.

Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company.  Such shares of Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions which, with the exception of Section 4.5(d), the Company agrees to use to best efforts to promptly complete:

The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its reasonable discretion, deem necessary or advisable;

The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its reasonable discretion, determine to be necessary or advisable; and

The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 10.1 of the Plan.

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Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and, once issued, such shares of Stock shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”), and in Exhibit D to the Grant Notice.   No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Article 11 of the Plan.

OTHER PROVISIONS

Option Generally Not Transferable.

Subject to Section 5.1(c), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed.  Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Unless transferred to a Permitted Transferee in accordance with Section 5.1(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(c)                                  Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 10.3 of the Plan.  Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during the Participant’s lifetime.

(d)                                 The Shares issuable upon exercise of the Option shall also be subject to the transfer restrictions set forth in Exhibit D to the Grant Notice.

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Adjustments.  The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party.  Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.3.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Governing Law; Severability.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Conformity to Securities Laws.  The Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Entire Agreement; Amendments.  The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.1, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any

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shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to the Participant.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Not a Contract of Employment.  Nothing in this Agreement, the Grant Notice, or the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any Parent or Subsidiary.

5.12                        Stockholder Approval.  The Plan will be submitted for approval by the Company’s stockholders within twelve months before or after the date the Plan was initially adopted by the Board.  The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained within twelve months after the date the Plan was initially adopted by the Board, the Option shall thereupon be canceled and become null and void.

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EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                              ,                    the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                               shares of the Stock (the “Shares”) of Image Entertainment, Inc. (the “Company”) under and pursuant to the Image Entertainment, Inc. 2010 Equity Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                              ,          (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares of Stock as to which Option is Exercised:

Exercise Price per Share of Stock:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$	(Representing the full
Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

1.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions

2.                                      Rights as Stockholder.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 11 of the Plan.  The Shares shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement and in Exhibit D to the Grant Notice.

3.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in

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connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

4.                                      Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.                                      Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.

6.                                      Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.                                      Notices.  Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.3 of the Option Agreement.

8.                                      Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.                                      Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

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ACCEPTED BY: IMAGE ENTERTAINMENT, INC.	SUBMITTED BY PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE

I,                                         , spouse of                                   , have read and approve the Option Agreement and this Exercise Notice between my spouse and Image Entertainment, Inc.  In consideration of granting of the right to my spouse to purchase shares of Image Entertainment, Inc. set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement and this Exercise Notice insofar as I may have any rights in said agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated:	,
Signature of Spouse

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EXHIBIT C

TO STOCK OPTION GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit C and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit C is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit C, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit C shall govern.

1.                                      Vesting.  Subject to Section 2 below, the Option shall vest as to 25% of the shares of Stock subject to the Option (rounded up to the nearest whole share) on January 8, 2011, and as to 6.25% of the total number of shares of Stock subject to the Option (rounded up to the nearest whole share on the last day of each three-month period of Participant’s continued service to the Company as an Employee thereafter, so that all of the shares of Stock subject to the Option shall be vested on January 8, 2014.  The term “Time Percentage” shall mean, as of any given date, a fraction, expressed as a percentage, the numerator of which is the number of shares of Stock subject to the portion of the Option that is then vested, and the denominator of which is the total number of shares of Stock subject to the Option (disregarding, for this purpose, whether the Option has been exercised in whole or in part).

2.                                      Accelerated Vesting.

(a)                                 In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below), the Option shall vest and become exercisable as to such number of shares of Stock subject to the Option as would have vested during the one year period following the date of Participant’s Termination of Employment had Participant remained an Employee through such date.  In addition, the vested portion of the Option (whether vested prior to the Participant’s Termination of Employment or by application of this Section 2(a)) shall remain exercisable by Participant through the date that is one year following the date of Participant’s Termination of Employment; provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (a) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(b)                                 In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below), the Option shall vest and become exercisable as to 100% of the shares of Stock on the date of Participant’s Termination of Employment.  In addition, the vested portion of the Option (whether vested prior to the Participant’s Termination of Employment or by application of this Section 2(b)) shall remain exercisable by Participant through the date that is one year following the expiration of the Initial Term; provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the

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Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (b) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(c)                                  To the extent not then vested or exercisable, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option in the event of a Change in Control prior to Participant’s Termination of Employment

(d)                                 For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

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EXHIBIT D

TO STOCK OPTION GRANT NOTICE

TRANSFER RESTRICTIONS

Capitalized terms used in this Exhibit D and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit D is attached or the Agreement attached thereto.

1.                                      Transfer Restrictions.  The following transfer restrictions shall apply to the shares issuable upon exercise of the Option and shall be in addition to the restrictions set forth in Section 5.1 and Exhibit C of the Agreement.

(a)                                 In consideration of the grant of the Option, Participant agrees that Participant will not (and will cause any spouse or immediate family of the spouse or the undersigned living in the Participant’s household not to), without the prior written consent of the Administrator (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Stock issued or issuable upon the exercise of the Option currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by Participant (or such spouse or family member), or publicly announce an intention to do any of the foregoing, unless such shares constitute Transferable Shares (as defined below).

(b)                                 In addition, the foregoing restrictions shall not apply to the transfer of any or all of the shares of Stock issued upon exercise of the Option owned by Participant, either during his lifetime or on death, by gift, will or the laws of descent and distribution to Participant’s immediate family or to a trust the beneficiaries of which are exclusively Participant and/or a member or members of his immediate family (provided that it shall be a condition to such transfer that the donee, beneficiary, distributee or transferee executes and delivers to Company an agreement stating that he, she or it is receiving and holding the shares of Stock issued upon exercise of the Option subject to the provisions of the Agreement, and there shall be no further transfer or distribution of such shares of Stock, except in accordance with the Agreement).

(c)                                  In addition, notwithstanding the restrictions in this Exhibit D, the undersigned may at any time after the date hereof (i) exercise the Option (including by any means set forth in Section 4.3 of the Agreement) (provided that in any such case the shares of Stock issued upon exercise shall remain subject to the provisions of the Agreement and this Exhibit D), or (ii) enter into a trading plan or modify an existing trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of shares of Stock issuable upon exercise of the Option, if then permitted by the Company and applicable law

(provided that the Shares subject to such trading plans may not be sold unless and until they are Transferable Shares).

2.                                      Definitions.

(a)                                 For the purposes of this Exhibit D, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

(b)                                 For purposes of this Exhibit D, “Transferable Shares” shall mean, as of any measurement date, such number of shares of Stock issuable upon exercise of the Option as is equal to the greater of (i) the Sale Percentage as of such date or (ii) the Release Percentage as of such date.

(c)                                  For purposes of this Exhibit D, the “Release Percentage” shall mean (i) prior to the date that is 18 months following January 8, 2010, 0%, (ii) from the date that is 18 months following January 8, 2010 until the date that is two years after January 8, 2010, (x) 50% multiplied by (y) the Time Percentage (as defined in Exhibit C), (iii) from the date that is two years following January 8, 2010 until the date that is thirty months after January 8, 2010, (x) 75% multiplied by (y) the Time Percentage,  and (iv) on and after the date that is 30 months after January 8, 2010, 100%.

(d)                                 For purposes of this Exhibit D, the “Sale Percentage” shall mean, as of any measurement date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below)) still held by the JH Stockholders through the date of measurement; provided that, for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(e)                                  For purposes of this Exhibit D, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(f)                                   For purposes of this Exhibit D, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(g)                                  For purposes of this Exhibit D, the terms “Cause” and “Good Reason” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company.

EXHIBIT C

Class B Stock Option Agreement

IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND

STOCK OPTION AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock (“Stock”), set forth below (the “Option”).  This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option and the Stock Option Agreement.

Participant:	Theodore S. Green

Grant Date:

Exercise Price per Share of Stock:	$(2)

Total Exercise Price:	$

Total Number of Shares of Stock
Subject to the Option:	shares,

which represents       % of the Company’s fully diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares subject to this Stock Option represents 0.917% of the fully diluted common stock of the Company at closing (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010 minus the number of shares of Class B Restricted Stock granted to such Participant. The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

Expiration Date:

Type of Option:	☐ Incentive Stock Option ☐ Non-Qualified Stock Option

(2)  Not to be less than $0.20 per share.

Vesting Schedule:	The Option shall vest pursuant to the provisions of Exhibit C attached hereto.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice.  The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

IMAGE ENTERTAINMENT, INC.		PARTICIPANT

By:

Print Name:		By:

Title:		Name:

Title:
Address:	20525 Nordhoff Street, Ste 200	Address:
Chatsworth, CA 91311

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to the Participant an Option under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

GENERAL

Defined Terms.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 5.3, 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

GRANT OF OPTION

Grant of Option.  In consideration of the Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement.  Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date.  Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

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No Right to Continued Employment.  Nothing in the Plan, the Grant Notice, or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Parent or Subsidiary, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and the Participant.

PERIOD OF EXERCISABILITY

Commencement of Exercisability.

Subject to Sections 3.2, 3.3 and 5.6, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided in the Grant Notice or provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative.  Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

Expiration of Option.  Subject to the provisions of Exhibit C to the Grant Notice, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

The expiration of ten years from the Grant Date;

If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

The expiration of three months from the date of the Participant’s Termination of Service, unless such termination occurs by reason of the Participant’s death, Disability or for Cause (as defined in Exhibit C to the Grant Notice); provided, however, that if, during any part of such three month period, Participant’s Option is not exercisable solely because of the condition set forth in Section 4.5(b), Participant’s Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of thirty days after Participant’s Termination of Service;

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The expiration of one year from the date of the Participant’s death if Participant dies prior to his or her Termination of Service or within three months after his or her Termination of Service;

The expiration of one year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability; or

The date of Participant’s Termination of Service by the Company for Cause.

If the Participant’s option is an Incentive Stock Option, note that, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the Participant’s Option and ending on the day three months before the date of Participant’s Option’s exercise, Participant must be an Employee of the Company or an affiliate, except in the event of Participant’s death or Disability.  The Company has provided for extended exercisability of Participant’s Option under certain circumstances for Participant’s benefit but cannot guarantee that Participant’s Option will necessarily be treated as an “incentive stock option” if Participant continues to be employed by or provide services to the Company or an affiliate as a Consultant or Director after Participant’s employment terminates or if Participant otherwise exercises its options more than three months after the date Participant’s employment terminates.

In addition and for the avoidance of doubt, upon Termination of Service, the Participant’s vested Option shall be subject to the call right specified in Section 4 of the Stockholders Agreement (defined below).

Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code.  The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

EXERCISE OF OPTION

Person Eligible to Exercise.  Except as provided in Section 5.1, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

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Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

An Exercise Notice in writing signed by the Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator.  Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator);

The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law, rule, or regulation; and

In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

Method of Payment.  Payment of the exercise price and any applicable withholding tax shall be by any of the following, or a combination thereof, at the election of the Participant, subject to Section 10.1 of the Plan:

Cash;

Check;

Delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

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With the consent of the Administrator, by delivery of a full recourse promissory note on such terms and conditions as may be approved by the Administrator;

With the consent of the Administrator, surrender of other shares of Stock which (A) in the case of shares of Stock acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender (or such longer or shorter period as may be determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

With the consent of the Administrator, surrendered shares of Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.

(h)                                 Notwithstanding any other provision of the Plan or this Agreement, if Participant is a Director or “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, he or she shall not be permitted to make payment pursuant to this Section 4.4, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company, in violation of Section 13(k) of the Exchange Act.

Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company.  Such shares of Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions which, with the exception of Section 4.5(d), the Company agrees to use to best efforts to promptly complete:

The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its reasonable discretion, deem necessary or advisable;

The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its reasonable discretion, determine to be necessary or advisable; and

The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 10.1 of the Plan.

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Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and, once issued, such shares of Stock shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”).   No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Article 11 of the Plan.

OTHER PROVISIONS

Option Generally Not Transferable.

Subject to Section 5.1(c), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed.  Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Unless transferred to a Permitted Transferee in accordance with Section 5.1(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(c)                                  Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 10.3 of the Plan.  Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during the Participant’s lifetime.

Adjustments.  The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

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Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party.  Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.3.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Governing Law; Severability.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Conformity to Securities Laws.  The Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Entire Agreement; Amendments.  The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.1, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after

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the transfer of such shares of Stock to the Participant.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

Not a Contract of Employment.  Nothing in this Agreement, the Grant Notice, or the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any Parent or Subsidiary.

5.12                        Stockholder Approval.  The Plan will be submitted for approval by the Company’s stockholders within twelve months before or after the date the Plan was initially adopted by the Board.  The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained within twelve months after the date the Plan was initially adopted by the Board, the Option shall thereupon be canceled and become null and void.

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EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                              ,                    the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                               shares of the Stock (the “Shares”) of Image Entertainment, Inc. (the “Company”) under and pursuant to the Image Entertainment, Inc. 2010 Equity Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                              ,          (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares of Stock as to which Option is Exercised:

Exercise Price per Share of Stock:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$	(Representing the full Exercise Price for the
Shares, as well as any applicable withholding tax)

Type of Option:	☐	Incentive Stock Option	☐	Non-Qualified Stock Option

1.                                      Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions

2.                                      Rights as Stockholder.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 11 of the Plan.  The Shares shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement.

3.                                      Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

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4.                                      Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.                                      Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.

6.                                      Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.                                      Notices.  Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.3 of the Option Agreement.

8.                                      Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.                                      Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

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ACCEPTED BY:	SUBMITTED BY
IMAGE ENTERTAINMENT, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE

I,                                         , spouse of                                   , have read and approve the Option Agreement and this Exercise Notice between my spouse and Image Entertainment, Inc.  In consideration of granting of the right to my spouse to purchase shares of Image Entertainment, Inc. set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement and this Exercise Notice insofar as I may have any rights in said agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated:	,
Signature of Spouse

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EXHIBIT C

TO STOCK OPTION GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit C and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit C is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit C, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit C shall govern.

1.                                      Vesting.  Subject to Section 2 below, the Option shall vest as to 100% of the shares of Stock subject to the Option upon the earlier of (a) the achievement of the Company Stock Price Hurdle, or (b) January 8, 2019, subject to Participant’s continued service to the Company as an Employee through such vesting date.  For purposes of this Exhibit C, the “Company Stock Price Hurdle” shall mean (A) the Fair Market Value of the Stock (calculated pursuant to clause (i) or (ii) of Section 2.21 of the Plan only) equaling or exceeding $0.0773 for any 20 out of 30 consecutive trading days beginning on or after January 8, 2012 or (B) the occurrence of a Change in Control in which the equity value per share of Stock in such Change in Control transaction equals or exceeds $0.0773.

2.                                      Accelerated Vesting.

(a)                                 In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following such Termination of Employment; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following such Termination of Employment, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following such Termination of Employment.  In addition, the Option shall remain exercisable by Participant through the later of (i) the date that is one year following such Termination of Employment (if the Option has vested and become exercisable on or prior to such date) or (ii) the date that is 30 days following the date on which the Option vests and becomes exercisable pursuant to this clause (a); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (a) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(b)                                 In the event of Participant’s Termination of Employment as a result of the

Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following the expiration of the Initial Term; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following the expiration of the Initial Term, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following the expiration of the Initial Term.  In addition, the Option shall remain exercisable by Participant through the later of (i) the date that is one year following the expiration of the Initial Term (if the Option has vested and become exercisable on or prior to such date) or (ii) the date that is 30 days following the date on which the Option vests and becomes exercisable pursuant to this clause (a); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (b) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(d)                                 For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

EXHIBIT D

Class C Stock Option Agreement

IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock (“Stock”), set forth below (the “Option”).  This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option and the Stock Option Agreement.

Participant:	Theodore S. Green

Grant Date:

Exercise Price per Share of Stock:	$(3)

Total Exercise Price:	$

Total Number of Shares of Stock Subject to the Option:

                                                                                                                                shares, which represents       % of the Company’s fully diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares subject to this Stock Option represents 0.917% of the fully diluted common stock of the Company at closing (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010 minus the number of shares of Class C Restricted Stock granted to such Participant. The number of shares of Stock shall be subject to adjustment for stock splits, stock dividends and other events or transactions described in Section 11.1(a) of the Plan.

Expiration Date:

Type of Option:	☐	Incentive Stock Option	☐	Non-Qualified Stock Option

(3)  Not to be less than $0.20 per share.

Vesting Schedule:	The Option shall vest pursuant to the provisions of Exhibit C attached hereto.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice.  The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or relating to the Option.

IMAGE ENTERTAINMENT, INC.	PARTICIPANT

By:
Print Name:	By:
Title:	Name:
Title:
Address: 20525 Nordhoff Street, Ste 200 Chatsworth, CA 91311	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to the Participant an Option under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

22.

GENERAL

(a)                                 Defined Terms.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(b)                                 Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.  In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 5.3, 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

23.

GRANT OF OPTION

(a)                                 Grant of Option.  In consideration of the Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan, the Grant Notice and this Agreement.  Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

(b)                                 Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date.  Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

(c)                                  No Right to Continued Employment.  Nothing in the Plan, the Grant Notice, or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Parent or Subsidiary, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, except to the extent expressly provided otherwise in a written agreement between the Company or a Parent or Subsidiary and the Participant.

24.

PERIOD OF EXERCISABILITY

(a)                                  Commencement of Exercisability.

(i)                                     Subject to Sections 3.2, 3.3 and 5.6, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(ii)                                  No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided in the Grant Notice or provided by the Administrator or as set forth in a written agreement between the Company and the Participant.

(b)                                 Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative.  Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

(c)                                  Expiration of Option.  Subject to the provisions of Exhibit C to the Grant Notice, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

(i)                                     The expiration of ten years from the Grant Date;

(ii)                                  If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(iii)                               The expiration of three months from the date of the Participant’s Termination of Service, unless such termination occurs by reason of the Participant’s death, Disability or for Cause (as defined in Exhibit C to the Grant Notice); provided, however, that if, during any part of such three month period, Participant’s Option is not exercisable solely because of the condition set forth in Section 4.5(b), Participant’s Option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of thirty days after Participant’s Termination of Service;

(iv)                              The expiration of one year from the date of the Participant’s death if Participant dies prior to his or her Termination of Service or within three months after his or her Termination of Service;

(v)                                 The expiration of one year from the date of the Participant’s Termination of Service by reason of the Participant’s Disability; or

(vi)                              The date of Participant’s Termination of Service by the Company for Cause.

If the Participant’s option is an Incentive Stock Option, note that, to obtain the federal income tax advantages associated with an “incentive stock option,” the Code requires that at all times beginning on the date of grant of the Participant’s Option and ending on the day three months before the date of Participant’s Option’s exercise, Participant must be an Employee of the Company or an affiliate, except in the event of Participant’s death or Disability.  The Company has provided for extended exercisability of Participant’s Option under certain circumstances for Participant’s benefit but cannot guarantee that Participant’s Option will necessarily be treated as an “incentive stock option” if Participant continues to be employed by or provide services to the Company or an affiliate as a Consultant or Director after Participant’s employment terminates or if Participant otherwise exercises its options more than three months after the date Participant’s employment terminates.

In addition and for the avoidance of doubt, upon Termination of Service, the Participant’s vested Option shall be subject to the call right specified in Section 4 of the Stockholders Agreement (defined below).

(d)                                 Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code.  The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

25.

EXERCISE OF OPTION

(a)                                  Person Eligible to Exercise.  Except as provided in Section 5.1, during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(b)                                 Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

(c)                                  Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(i)                                     An Exercise Notice in writing signed by the Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator.  Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator);

(ii)                                  The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

(iii)                               Any other written representations as may be required in the Administrator’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law, rule, or regulation; and

(iv)                              In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

(d)                                 Method of Payment.  Payment of the exercise price and any applicable withholding tax shall be by any of the following, or a combination thereof, at the election of the Participant, subject to Section 10.1 of the Plan:

(i)                                     Cash;

(ii)                                  Check;

(iii)                               Delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale;

(iv)                              With the consent of the Administrator, by delivery of a full recourse promissory note on such terms and conditions as may be approved by the Administrator;

(v)                                 With the consent of the Administrator, surrender of other shares of Stock which (A) in the case of shares of Stock acquired from the Company, have been owned by the Participant for more than six (6) months on the date of surrender (or such longer or shorter period as may be determined by the Administrator), and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

(vi)                              With the consent of the Administrator, surrendered shares of Stock issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

(vii)                           With the consent of the Administrator, property of any kind which constitutes good and valuable consideration.

(h)                                 Notwithstanding any other provision of the Plan or this Agreement, if Participant is a Director or “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, he or she shall not be permitted to make payment pursuant to this Section 4.4, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company, in violation of Section 13(k) of the Exchange Act.

(e)                                  Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company.  Such shares of Stock shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions which, with the exception of Section 4.5(d), the Company agrees to use to best efforts to promptly complete:

(i)                                     The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

(ii)                                  The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its reasonable discretion, deem necessary or advisable;

(iii)                               The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its reasonable discretion, determine to be necessary or advisable; and

(iv)                              The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4, subject to Section 10.1 of the Plan.

(f)                                    Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and, once issued, such shares of Stock shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”).   No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Article 11 of the Plan.

26.

OTHER PROVISIONS

(a)                                  Option Generally Not Transferable.

(i)                                     Subject to Section 5.1(c), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed.  Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(ii)                                  Unless transferred to a Permitted Transferee in accordance with Section 5.1(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof, unless it has been disposed of pursuant to a DRO.  After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

(c)                                  Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is designated as a Non-Qualified Stock Option, the Option may be transferred to, exercised by and paid to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 10.3 of the Plan.  Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during the Participant’s lifetime.

(b)                                 Adjustments.  The Participant acknowledges that the Option is subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

(c)                                  Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to that party.  Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.3.  Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

(d)                                 Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

(e)                                  Governing Law; Severability.  The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

(f)                                    Conformity to Securities Laws.  The Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan, the Grant Notice and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(g)                                 Entire Agreement; Amendments.  The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

(h)                                 Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth in Section 5.1, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

(i)                                     Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to the Participant.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

(j)                                     Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(k)                                  Not a Contract of Employment.  Nothing in this Agreement, the Grant Notice, or the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any Parent or Subsidiary.

5.12                           Stockholder Approval.  The Plan will be submitted for approval by the Company’s stockholders within twelve months before or after the date the Plan was initially adopted by the Board.  The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained within twelve months after the date the Plan was initially adopted by the Board, the Option shall thereupon be canceled and become null and void.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

Effective as of today,                              ,                    the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                               shares of the Stock (the “Shares”) of Image Entertainment, Inc. (the “Company”) under and pursuant to the Image Entertainment, Inc. 2010 Equity Incentive Award Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                              ,          (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares of Stock as to which Option is Exercised:

Exercise Price per Share of Stock:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$	(Representing the full Exercise Price for the
Shares, as well as any applicable withholding tax)

Type of Option:	☐	Incentive Stock Option	☐	Non-Qualified Stock Option

1.                                       Representations of Participant.  Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions

2.                                       Rights as Stockholder.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Article 11 of the Plan.  The Shares shall be freely tradeable and non-forfeitable, except to the extent set forth in the Stockholders Agreement.

3.                                       Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

B-1

4.                                       Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.                                       Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Participant.

6.                                       Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7.                                       Notices.  Any notice required or permitted hereunder shall be given in accordance with the provisions set forth in Section 5.3 of the Option Agreement.

8.                                       Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

9.                                       Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference.  This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

B-2

ACCEPTED BY:	SUBMITTED BY
IMAGE ENTERTAINMENT, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:
Address:

CONSENT OF SPOUSE

I,                                         , spouse of                                   , have read and approve the Option Agreement and this Exercise Notice between my spouse and Image Entertainment, Inc.  In consideration of granting of the right to my spouse to purchase shares of Image Entertainment, Inc. set forth in the Option Agreement and this Exercise Notice, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Option Agreement and this Exercise Notice and agree to be bound by the provisions of the Plan, the Option Agreement and this Exercise Notice insofar as I may have any rights in said agreements or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Exercise Notice.

Dated:	,
Signature of Spouse

B-3

EXHIBIT C

TO STOCK OPTION GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit C and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit C is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit C, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit C shall govern.

1.                                       Vesting.  Subject to Section 2 below, the Option shall vest as to 100% of the shares of Stock subject to the Option upon the earlier of (a) the achievement of the Company Stock Price Hurdle, or (b) January 8, 2019, subject to Participant’s continued service to the Company as an Employee through such vesting date.  For purposes of this Exhibit C, the “Company Stock Price Hurdle” shall mean (A) the Fair Market Value of the Stock (calculated pursuant to clause (i) or (ii) of Section 2.21 of the Plan only) equaling or exceeding $0.19 for any 20 out of 30 consecutive trading days beginning on or after January 8, 2013 or (B) the occurrence of a Change in Control in which the equity value per share of Stock in such Change in Control transaction equals or exceeds $0.19.

2.                                       Accelerated Vesting.

(a)                                  In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following such Termination of Employment; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following such Termination of Employment, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following such Termination of Employment.  In addition, the Option shall remain exercisable by Participant through the date that is one year following such Termination of Employment (if the Option has vested and become exercisable on or prior to such date); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (a) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(b)                                 In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below) prior to the vesting of the Option pursuant to Section 1 above, the

Option shall vest and become exercisable as to 100% of the shares of Stock subject to the Option if the Company Stock Price Hurdle is achieved on or before the date that is one year following the expiration of the Initial Term; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following the expiration of the Initial Term, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change of Control and (C) the date that is five years following such Termination of Employment.  In addition, the Option shall remain exercisable by Participant through the later of (i) the date that is one year following the expiration of the Initial Term (if the Option has vested and become exercisable on or prior to such date) or (ii) the date that is 30 days following the date on which the Option vests and becomes exercisable pursuant to this clause (a); provided, however, that in no event shall the Option remain exercisable beyond the expiration date set forth in Section 3.3(a) of the Agreement.  Notwithstanding the foregoing, the accelerated vesting and extended exercisability of the Option outlined in this clause (b) shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

(c)                                  The Option shall vest and become exercisable as to one hundred percent (100%) of the shares of Stock subject to the Option in the event of a Change in Control prior to Participant’s Termination of Employment, provided that the price per share of Stock pursuant to the Change in Control transaction equals or exceeds $0.19.

(d)                                 For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

2

EXHIBIT E

Class A Restricted Stock Award Agreement

3

IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of shares of the Company’s Stock (the “Shares”) set forth below.  This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:	Theodore S. Green

Grant Date:

Grant Number:

Total Number of Shares of Restricted
Stock:

Shares, which represents       % of the Company’s fully-diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall have a value equal to (i) the difference between the Fair Market Value of a share of common stock on the date of grant of the Options (but not less than $0.20 per share) and $0.0366, multiplied by (ii) the number of shares of common stock representing 3.668% of the fully diluted common stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall be subject to adjustment for stock splits, stock dividends and other events or transactions described at Section 11.1(a) of the Plan.

Vesting Schedule:	The Shares shall be released from the Forfeiture Restriction set forth in Section 2.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the

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Plan, this Grant Notice or the Restricted Stock Agreement.

IMAGE ENTERTAINMENT, INC.	PARTICIPANT

By:
Print Name:	By:
Title:	Name:
Title:
Address: 20525 Nordhoff Street, Ste 200 Chatsworth, CA 91311	Address:

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EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) indicated in the Grant Notice. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I
ISSUANCE OF SHARES

1.1                                 Issuance of Shares.  Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, the Company irrevocably grants to Participant the number of shares of Stock set forth in the Grant Notice (the “Shares”), in consideration of Participant’s employment with or service to the Company or one of its Subsidiaries on or before the Grant Date, for which the Administrator has determined Participant has not been fully compensated, and the Administrator has determined that the benefit received by the Company as a result of such employment or service has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

1.2                                 Issuance Mechanics.  On the Grant Date, the Company shall issue the Shares to Participant and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Participant, or (b) cause such Shares to be held in book entry form.  If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 4.1 below.  If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement.  Participant’s execution of a stock assignment in the form attached as Exhibit C to the Grant Notice (the “Stock Assignment”) shall be a condition to the issuance of the Shares.

ARTICLE II
FORFEITURE AND TRANSFER RESTRICTIONS

2.1                                 Forfeiture Restriction.  Subject to the provisions of Section 2.2 below and Exhibit B to the Grant Notice, in the event of Participant’s cessation of Service for any reason, including as a result of Participant’s death or Disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”).  Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant.  The Unreleased Shares and Participant’s executed Stock Assignment in the form attached as Exhibit C to the Grant Notice

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shall be held by the Company in accordance with Section 2.4 until the Shares are forfeited as provided in this Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect (e.g., upon Termination of Service).  Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Committee, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 2.1 from Participant to the Company.

2.2                                 Release of Shares from Forfeiture Restriction.  The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice.  Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”  In the event any of the Shares are released from the Forfeiture Restriction, any dividends or other distributions paid on such Shares and held by the Company pursuant to Section 2.4 shall be promptly paid by the Company to Participant.  As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, or, if the Shares are held in book entry form, then the Company shall remove the notations on the book form.  Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

2.3                                 Transfer Restriction.  No Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.  The Shares shall also be subject to the transfer restrictions set forth in Exhibit D to the Grant Notice.

2.4                                 Escrow.  The Unreleased Shares and Participant’s executed Stock Assignment shall be held by the Company until the Shares are forfeited as provided in Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect  (e.g., upon Termination of Service).  In such event, Participant shall not retain physical custody of any certificates representing Unreleased Shares issued to Participant.  Participant, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Participant’s attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares (and any dividends or other distributions paid on such Shares) to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.  The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

2.5                                 Rights as Stockholder.  Except as otherwise provided herein, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder with respect to said Shares,

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subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.  In addition, the Shares shall be subject to the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”), to the extent provided therein.

ARTICLE III

TAXATION REPRESENTATIONS

Participant represents to the Company the following:

(a)                                  Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(b)                                 Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or sale of the Shares.   The Company shall not be obligated to deliver any stock certificate representing vested Shares to Participant or Participant’s legal representative, or, if the Shares are held in book entry form, to remove the notations on the book form, unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the issuance, lapsing of restrictions on or sale of the Shares.

ARTICLE IV
RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

4.1                                 Legends.  The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by the Company’s charter and applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2                                 Refusal to Transfer; Stop-Transfer Notices.  The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company

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may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3                                 Removal of Legend.  After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Participant’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 4.1 and delivered to Participant.  If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.  In addition, for the avoidance of doubt, at such time, such Shares shall be freely transferable and non-forfeitable, and only subject to the Stockholders Agreement and Exhibit D to the Grant Notice.

ARTICLE V

MISCELLANEOUS

5.1                                 Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

5.2                                 Entire Agreement; Enforcement of Rights.   This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

5.3                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.4                                 Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by electronic mail (with return receipt requested and received) or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified, if to the Company, at its principal offices, and if to Participant, at Participant’s address, electronic mail address or fax number in the Company’s employee records or as subsequently modified by written notice.

5.5                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.6                                 Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Participant. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

5.7                                 Conformity to Securities Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in

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such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.8                                 NO RIGHT TO CONTINUED SERVICE.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE FORFEITURE RESTRICTION PURSUANT TO SECTION 2.1 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY OR ITS SUBSIDIARIES AS AN “AT WILL” EMPLOYEE OR CONSULTANT OF THE COMPANY OR ITS SUBSIDIARIES OR AN INDEPENDENT DIRECTOR OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE FORFEITURE RESTRICTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR INDEPENDENT DIRECTOR FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY’S OR ANY OF ITS SUBSIDIARIES’ RIGHT TO TERMINATE THE PARTICIPANT’S EMPLOYMENT OR SERVICE TO THE COMPANY AT ANY TIME.

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EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit B is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit B, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit B shall govern.

1.                                       Vesting.  Subject to Section 2 below, as of any measurement date, such aggregate number of Shares (rounded up to the next whole Share) shall be considered to have been released from the Forfeiture Restriction as is determined by multiplying (a) the Time Percentage (as defined below) as of such date by (b) the Sale Percentage (as defined below) as of such date.

2.                                       Accelerated Vesting.

(a)                                  In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below), such number of Shares as would have been released from the Forfeiture Restriction during the one year period following the date of Participant’s Termination of Employment had Participant remained an Employee through such date shall vest and be released from the Forfeiture Restriction as of the date of Participant’s Termination of Employment.  In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below), 100% of the Shares shall vest and be released from the Forfeiture Restriction as of the date of Participant’s Termination of Employment.

(b)                                 To the extent not then vested, 100% of the Shares shall be released from the Forfeiture Restriction in the event of a Change in Control prior to Participant’s Termination of Employment.

(c)                                  Notwithstanding the foregoing, the accelerated release of Shares from the Forfeiture Restriction outlined in Section 2(a) and the increase in the Sale Percentage pursuant to the proviso in Section 3(b) as a result of certain Terminations of Employment shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

3.                                       Definitions.

(a)                                  For purposes of this Exhibit B, the “Time Percentage” shall mean (i) 25% as of January 8, 2011, plus (ii) an additional 6.25% for each three-month period of Participant’s continued service to the Company as an Employee thereafter.

(b)                                 For purposes of this Exhibit B, the “Sale Percentage” shall mean, as of any date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred

B-1

stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below) still held by the JH Stockholders through the date of measurement; provided that the Sale Percentage shall be deemed to be 100% on the first to occur of (x) January 8, 2015 or (y) the date of Participant’s Termination of Employment by the Company without Cause (as defined below), by Participant for Good Reason (as defined below) or as a result of Participant’s death or Disability, or in the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below); and, provided, further, that for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(c)                                  For purposes of this Exhibit B, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(d)                                 For purposes of this Exhibit B, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(e)                                  For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

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EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, [Name of Participant], hereby sells, assigns and transfers unto IMAGE ENTERTAINMENT, INC., a Delaware corporation,                shares of the Common Stock of IMAGE ENTERTAINMENT, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                        to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement between IMAGE ENTERTAINMENT, INC. and the undersigned dated                   , 200    .

Dated:	,
[Name of Participant]

INSTRUCTIONS:  Please do not fill in the blanks other than the signature line.  The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction as set forth in the Stock Award Grant Notice and Restricted Stock Award Agreement, without requiring additional signatures on the part of the stockholder.

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EXHIBIT D

TO RESTRICTED STOCK AWARD GRANT NOTICE

TRANSFER RESTRICTIONS

Capitalized terms used in this Exhibit D and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit D is attached or the Agreement attached thereto.

1.                                       Transfer Restrictions.  The following transfer restrictions shall apply to the Shares and shall be in addition to the restrictions set forth in Section 2.3 and Exhibit B of the Agreement.

(a)                                  In consideration of the grant of the Shares, Participant agrees that Participant will not (and will cause any spouse or immediate family of the spouse or the undersigned living in the Participant’s household not to), without the prior written consent of the Administrator (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any of the Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by Participant (or such spouse or family member), or publicly announce an intention to do any of the foregoing, unless such Shares constitute Transferable Shares (as defined below).

(b)                                 In addition, the foregoing restrictions shall not apply to the transfer of any or all of the Shares, either during his lifetime or on death, by gift, will or the laws of descent and distribution to Participant’s immediate family or to a trust the beneficiaries of which are exclusively Participant and/or a member or members of his immediate family (provided that it shall be a condition to such transfer that the donee, beneficiary, distributee or transferee executes and delivers to Company an agreement stating that he, she or it is receiving and holding the Shares subject to the provisions of the Agreement, and there shall be no further transfer or distribution of such Shares, except in accordance with the Agreement).

(c)                                  In addition, notwithstanding the restrictions in this Exhibit D, the undersigned may at any time after the date hereof enter into a trading plan or modify an existing trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of the Shares, if then permitted by the Company and applicable law (provided that the Shares subject to such trading plans may not be sold unless and until they are Transferable Shares).

2.                                       Definitions.

(a)                                  For the purposes of this Exhibit D, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

(b)                                 For purposes of this Exhibit D, “Transferable Shares” shall mean, as of any measurement date, such number of the Shares as is equal to the greater of (i) the Sale Percentage as of such date or (ii) the Release Percentage as of such date.

(c)                                  For purposes of this Exhibit D, the “Release Percentage” shall mean (i) 0% prior to January 8, 2015 and (ii) 100% on and after January 8, 2015.

(d)                                 For purposes of this Exhibit D, the “Sale Percentage” shall mean, as of any measurement date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below)) still held by the JH Stockholders through the date of measurement; provided that, for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(e)                                  For purposes of this Exhibit D, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(f)                                    For purposes of this Exhibit D, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(g)                                 For purposes of this Exhibit D, the terms “Cause” and “Good Reason” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company.

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EXHIBIT F

Class B Restricted Stock Award Agreement

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IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of shares of the Company’s Stock (the “Shares”) set forth below.  This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:	Theodore S. Green

Grant Date:

Grant Number:

Total Number of Shares of Restricted
Stock:

Shares, which represents       % of the Company’s fully-diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall have a value equal to (i) the difference between the Fair Market Value of a share of common stock on the date of grant of the Options (but not less than $0.20 per share) and $0.0773, multiplied by (ii) the number of shares of common stock representing 0.917% of the fully diluted common stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall be subject to adjustment for stock splits, stock dividends and other events or transactions described at Section 11.1(a) of the Plan.

Vesting Schedule:	The Shares shall be released from the Forfeiture Restriction set forth in Section 2.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the

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Plan, this Grant Notice or the Restricted Stock Agreement.

IMAGE ENTERTAINMENT, INC.	PARTICIPANT

By:
Print Name:	By:
Title:	Name:
Title:
Address: 20525 Nordhoff Street, Ste 200 Chatsworth, CA 91311	Address:

5

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) indicated in the Grant Notice. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I

ISSUANCE OF SHARES

1.1                                 Issuance of Shares.  Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, the Company irrevocably grants to Participant the number of shares of Stock set forth in the Grant Notice (the “Shares”), in consideration of Participant’s employment with or service to the Company or one of its Subsidiaries on or before the Grant Date, for which the Administrator has determined Participant has not been fully compensated, and the Administrator has determined that the benefit received by the Company as a result of such employment or service has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

1.2                                 Issuance Mechanics.  On the Grant Date, the Company shall issue the Shares to Participant and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Participant, or (b) cause such Shares to be held in book entry form.  If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 4.1 below.  If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement.  Participant’s execution of a stock assignment in the form attached as Exhibit C to the Grant Notice (the “Stock Assignment”) shall be a condition to the issuance of the Shares.

ARTICLE II

FORFEITURE AND TRANSFER RESTRICTIONS

2.1                                 Forfeiture Restriction.  Subject to the provisions of Section 2.2 below and Exhibit B to the Grant Notice, in the event of Participant’s cessation of Service for any reason, including as a result of Participant’s death or Disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”).  Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or

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relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant.  The Unreleased Shares and Participant’s executed Stock Assignment in the form attached as Exhibit C to the Grant Notice shall be held by the Company in accordance with Section 2.4 until the Shares are forfeited as provided in this Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect (e.g., upon Termination of Service).  Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Committee, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 2.1 from Participant to the Company.

2.2                                 Release of Shares from Forfeiture Restriction.  The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice.  Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”  In the event any of the Shares are released from the Forfeiture Restriction, any dividends or other distributions paid on such Shares and held by the Company pursuant to Section 2.4 shall be promptly paid by the Company to Participant.  As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, or, if the Shares are held in book entry form, then the Company shall remove the notations on the book form.  Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

2.3                               Transfer Restriction.  No Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.  The Shares shall also be subject to the transfer restrictions set forth in Exhibit D to the Grant Notice.

2.4                                 Escrow.  The Unreleased Shares and Participant’s executed Stock Assignment shall be held by the Company until the Shares are forfeited as provided in Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect  (e.g., upon Termination of Service).  In such event, Participant shall not retain physical custody of any certificates representing Unreleased Shares issued to Participant.  Participant, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Participant’s attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares (and any dividends or other distributions paid on such Shares) to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.  The

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Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

2.5                                 Rights as Stockholder.  Except as otherwise provided herein, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.  In addition, the Shares shall be subject to the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”), to the extent provided therein.

ARTICLE III

TAXATION REPRESENTATIONS

Participant represents to the Company the following:

(a)                                  Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(b)                                 Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or sale of the Shares.   The Company shall not be obligated to deliver any stock certificate representing vested Shares to Participant or Participant’s legal representative, or, if the Shares are held in book entry form, to remove the notations on the book form, unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the issuance, lapsing of restrictions on or sale of the Shares.

ARTICLE IV

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

4.1                                 Legends.  The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by the Company’s charter and applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE

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STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2                                 Refusal to Transfer; Stop-Transfer Notices.  The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3                                 Removal of Legend.  After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Participant’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 4.1 and delivered to Participant.  If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.  In addition, for the avoidance of doubt, at such time, such Shares shall be freely transferable and non-forfeitable, and only subject to the Stockholders Agreement and Exhibit D to the Grant Notice.

ARTICLE V

MISCELLANEOUS

5.1                                 Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

5.2                                 Entire Agreement; Enforcement of Rights.   This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

5.3                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.4                                 Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by electronic mail (with return receipt requested and received) or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified, if to the Company, at its principal offices, and if to Participant, at Participant’s address,

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electronic mail address or fax number in the Company’s employee records or as subsequently modified by written notice.

5.5                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.6                                 Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Participant. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

5.7                                 Conformity to Securities Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(l)                                     5.8                                 NO RIGHT TO CONTINUED SERVICE.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE FORFEITURE RESTRICTION PURSUANT TO SECTION 2.1 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY OR ITS SUBSIDIARIES AS AN “AT WILL” EMPLOYEE OR CONSULTANT OF THE COMPANY OR ITS SUBSIDIARIES OR AN INDEPENDENT DIRECTOR OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE FORFEITURE RESTRICTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR INDEPENDENT DIRECTOR FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY’S OR ANY OF ITS SUBSIDIARIES’ RIGHT TO TERMINATE THE PARTICIPANT’S EMPLOYMENT OR SERVICE TO THE COMPANY AT ANY TIME.

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EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit B is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit B, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit B shall govern.

1.                                       Vesting.  Subject to Section 2 below, and subject to the Company’s achievement of the Company Stock Price Hurdle (as defined below), as of any measurement date, such aggregate number of Shares (rounded up to the next whole Share) shall be considered to have been released from the Forfeiture Restriction as is equal to the Sale Percentage (as defined below) as of such date.  Notwithstanding the foregoing, 100% of the Shares shall be released from the Forfeiture Restriction on January 8, 2019.

2.                                       Accelerated Vesting.

(a)                                  In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below) prior to the Company Stock Price Hurdle having been achieved, 100% of the Shares will be released from the Forfeiture Restriction if the Company Stock Price Hurdle is achieved on or before the date that is one year following such Termination of Employment; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following such Termination of Employment, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change in Control and (C) the date that is five years following such Termination of Employment.  In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below) prior to the Company Stock Price Hurdle having been achieved, 100% of the Shares will be released from the Forfeiture Restriction if the Company Stock Price Hurdle is achieved on or before the date that is one year following the expiration of the Initial Term; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following the expiration of the Initial Term, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change in Control and (C) the date that is five years following the expiration of the Initial Term.

(b)                                 Notwithstanding the foregoing, the accelerated release of Shares from the

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Forfeiture Restriction outlined in Section 2(a) and the increase in the Sale Percentage pursuant to the proviso in Section 3(b) as a result of certain Terminations of Participant’s Employment shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

3.                                       Definitions.

(a)                                  For purposes of this Exhibit B, the “Company Stock Price Hurdle” shall mean (A) the Fair Market Value of the Stock (calculated pursuant to clause (i) or (ii) of Section 2.21 of the Plan only) equaling or exceeding $0.0773 for any 20 out of 30 consecutive trading days beginning on or after January 8, 2012 or (B) the occurrence of a Change in Control in which the equity value per share of Stock in such Change in Control transaction equals or exceeds $0.0773.

(b)                                 For purposes of this Exhibit B, the “Sale Percentage” shall mean, as of any date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below) still held by the JH Stockholders through the date of measurement; provided that the Sale Percentage shall be deemed to be 100% on the first to occur of (x) January 8, 2015 or (y) the date of Participant’s Termination of Employment by the Company without Cause (as defined below), by Participant for Good Reason (as defined below) or as a result of Participant’s death or Disability, or in the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below); and, provided, further, that for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(c)                                  For purposes of this Exhibit B, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(d)                                 For purposes of this Exhibit B, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(e)                                  For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

(f)                                    For purposes of this Exhibit B, the term “Trading Market” shall mean (A) the listing of the Stock on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national

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market system or (iii) automated quotation system or (B) the regular quotation of the Stock by a recognized securities dealer.

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EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, [Name of Participant], hereby sells, assigns and transfers unto IMAGE ENTERTAINMENT, INC., a Delaware corporation,                shares of the Common Stock of IMAGE ENTERTAINMENT, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                        to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement between IMAGE ENTERTAINMENT, INC. and the undersigned dated                   , 200    .

Dated:	,
[Name of Participant]

INSTRUCTIONS:  Please do not fill in the blanks other than the signature line.  The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction as set forth in the Stock Award Grant Notice and Restricted Stock Award Agreement, without requiring additional signatures on the part of the stockholder.

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EXHIBIT D

TO RESTRICTED STOCK AWARD GRANT NOTICE

TRANSFER RESTRICTIONS

Capitalized terms used in this Exhibit D and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit D is attached or the Agreement attached thereto.

1.                                       Transfer Restrictions.  The following transfer restrictions shall apply to the Shares and shall be in addition to the restrictions set forth in Section 2.3 and Exhibit B of the Agreement.

(a)                                  In consideration of the grant of the Shares, Participant agrees that Participant will not (and will cause any spouse or immediate family of the spouse or the undersigned living in the Participant’s household not to), without the prior written consent of the Administrator (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any of the Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by Participant (or such spouse or family member), or publicly announce an intention to do any of the foregoing, unless such Shares constitute Transferable Shares (as defined below).

(b)                                 In addition, the foregoing restrictions shall not apply to the transfer of any or all of the Shares, either during his lifetime or on death, by gift, will or the laws of descent and distribution to Participant’s immediate family or to a trust the beneficiaries of which are exclusively Participant and/or a member or members of his immediate family (provided that it shall be a condition to such transfer that the donee, beneficiary, distributee or transferee executes and delivers to Company an agreement stating that he, she or it is receiving and holding the Shares subject to the provisions of the Agreement, and there shall be no further transfer or distribution of such Shares, except in accordance with the Agreement).

(c)                                  In addition, notwithstanding the restrictions in this Exhibit D, the undersigned may at any time after the date hereof enter into a trading plan or modify an existing trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of the Shares, if then permitted by the Company and applicable law (provided that the Shares subject to such trading plans may not be sold unless and until they are Transferable Shares).

2.                                       Definitions.

(a)                                  For the purposes of this Exhibit D, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

(b)                                 For purposes of this Exhibit D, “Transferable Shares” shall mean, as of any measurement date, such number of the Shares as is equal to the greater of (i) the Sale Percentage as of such date or (ii) the Release Percentage as of such date.

(c)                                  For purposes of this Exhibit D, the “Release Percentage” shall mean (i) 0% prior to January 8, 2015 and (ii) 100% on and after January 8, 2015.

(d)                                 For purposes of this Exhibit D, the “Sale Percentage” shall mean, as of any measurement date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below)) still held by the JH Stockholders through the date of measurement; provided that, for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(e)                                  For purposes of this Exhibit D, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(f)                                    For purposes of this Exhibit D, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(g)                                 For purposes of this Exhibit D, the terms “Cause” and “Good Reason” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company.

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EXHIBIT G

Class C Restricted Stock Award Agreement

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IMAGE ENTERTAINMENT, INC.

2010 EQUITY INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

Image Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2010 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (“Participant”) the number of shares of the Company’s Stock (the “Shares”) set forth below.  This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:	Theodore S. Green

Grant Date:

Grant Number:

Total Number of Shares of
Restricted Stock:

Shares, which represents       % of the Company’s fully-diluted Stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall have a value equal to (i) the difference between the Fair Market Value of a share of common stock on the date of grant of the Options (but not less than $0.20 per share) and $0.1718, multiplied by (ii) the number of shares of common stock representing 0.917% of the fully diluted common stock (excluding the Company’s outstanding and underwater stock options) as of January 8, 2010. The number of Shares shall be subject to adjustment for stock splits, stock dividends and other events or transactions described at Section 11.1(a) of the Plan.

Vesting Schedule:	The Shares shall be released from the Forfeiture Restriction set forth in Section 2.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the

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Plan, this Grant Notice or the Restricted Stock Agreement.

IMAGE ENTERTAINMENT, INC.		PARTICIPANT

By:
Print Name:		By:

Title:		Name:

Title:
Address:	20525 Nordhoff Street, Ste 200	Address:
Chatsworth, CA 91311

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EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Image Entertainment, Inc., a Delaware corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2010 Equity Incentive Award Plan (the “Plan”) indicated in the Grant Notice. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference.  Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I

ISSUANCE OF SHARES

1.1                                 Issuance of Shares.  Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, the Company irrevocably grants to Participant the number of shares of Stock set forth in the Grant Notice (the “Shares”), in consideration of Participant’s employment with or service to the Company or one of its Subsidiaries on or before the Grant Date, for which the Administrator has determined Participant has not been fully compensated, and the Administrator has determined that the benefit received by the Company as a result of such employment or service has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.  Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Agreement, (a) Sections 10.6, 11.2 and 11.3 of the Plan shall not apply at any time to the Shares and (b) the Administrator shall exercise its discretion only reasonably in good faith.

1.2                                 Issuance Mechanics.  On the Grant Date, the Company shall issue the Shares to Participant and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Participant, or (b) cause such Shares to be held in book entry form.  If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 4.1 below.  If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement.  Participant’s execution of a stock assignment in the form attached as Exhibit C to the Grant Notice (the “Stock Assignment”) shall be a condition to the issuance of the Shares.

ARTICLE II

FORFEITURE AND TRANSFER RESTRICTIONS

2.1                                 Forfeiture Restriction.  Subject to the provisions of Section 2.2 below and Exhibit B to the Grant Notice, in the event of Participant’s cessation of Service for any reason, including as a result of Participant’s death or Disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”).  Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or

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relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Participant.  The Unreleased Shares and Participant’s executed Stock Assignment in the form attached as Exhibit C to the Grant Notice shall be held by the Company in accordance with Section 2.4 until the Shares are forfeited as provided in this Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect (e.g., upon Termination of Service).  Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Committee, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 2.1 from Participant to the Company.

2.2                                 Release of Shares from Forfeiture Restriction.  The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice.  Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”  In the event any of the Shares are released from the Forfeiture Restriction, any dividends or other distributions paid on such Shares and held by the Company pursuant to Section 2.4 shall be promptly paid by the Company to Participant.  As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Participant the certificate or certificates representing such Shares in the Company’s possession belonging to Participant, or, if the Shares are held in book entry form, then the Company shall remove the notations on the book form.  Participant (or the beneficiary or personal representative of Participant in the event of Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

2.3                               Transfer Restriction.  No Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.  The Shares shall also be subject to the transfer restrictions set forth in Exhibit D to the Grant Notice.

2.4                                 Escrow.  The Unreleased Shares and Participant’s executed Stock Assignment shall be held by the Company until the Shares are forfeited as provided in Section 2.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect  (e.g., upon Termination of Service).  In such event, Participant shall not retain physical custody of any certificates representing Unreleased Shares issued to Participant.  Participant, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Participant’s attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares (and any dividends or other distributions paid on such Shares) to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.  The

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Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

2.5                                 Rights as Stockholder.  Except as otherwise provided herein, upon issuance of the Shares by the Company, Participant shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.  In addition, the Shares shall be subject to the Stockholders Agreement, dated as of April 12, 2010, of the Company (the “Stockholders Agreement”), to the extent provided therein.

ARTICLE III

TAXATION REPRESENTATIONS

Participant represents to the Company the following:

(a)                                  Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  Participant understands that Participant (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(b)                                 Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Participant or in any form of consideration permitted by the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or sale of the Shares.   The Company shall not be obligated to deliver any stock certificate representing vested Shares to Participant or Participant’s legal representative, or, if the Shares are held in book entry form, to remove the notations on the book form, unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Participant resulting from the issuance, lapsing of restrictions on or sale of the Shares.

ARTICLE IV

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

4.1                                 Legends.  The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by the Company’s charter and applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE

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STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.2                                 Refusal to Transfer; Stop-Transfer Notices.  The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.  Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3                                 Removal of Legend.  After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Participant’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 4.1 and delivered to Participant.  If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.  In addition, for the avoidance of doubt, at such time, such Shares shall be freely transferable and non-forfeitable, and only subject to the Stockholders Agreement and Exhibit D to the Grant Notice.

ARTICLE V

MISCELLANEOUS

5.1                                 Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

5.2                                 Entire Agreement; Enforcement of Rights.   This Agreement and the Plan set forth the entire agreement and understanding of the parties relating to the subject matter herein and merge all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

5.3                                 Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

5.4                                 Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by electronic mail (with return receipt requested and received) or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified, if to the Company, at its principal offices, and if to Participant, at Participant’s address,

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electronic mail address or fax number in the Company’s employee records or as subsequently modified by written notice.

5.5                                 Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

5.6                                 Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The Company may assign its rights under this Agreement to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company without the prior written consent of Participant. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

5.7                                 Conformity to Securities Laws.  Participant acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(m)                               5.8                                 NO RIGHT TO CONTINUED SERVICE.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE FORFEITURE RESTRICTION PURSUANT TO SECTION 2.1 HEREOF IS EARNED ONLY BY CONTINUING SERVICE TO THE COMPANY OR ITS SUBSIDIARIES AS AN “AT WILL” EMPLOYEE OR CONSULTANT OF THE COMPANY OR ITS SUBSIDIARIES OR AN INDEPENDENT DIRECTOR OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE FORFEITURE RESTRICTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR INDEPENDENT DIRECTOR FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY’S OR ANY OF ITS SUBSIDIARIES’ RIGHT TO TERMINATE THE PARTICIPANT’S EMPLOYMENT OR SERVICE TO THE COMPANY AT ANY TIME.

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EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

VESTING PROVISIONS

Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit B is attached or the Agreement attached thereto.  In the event of any inconsistency between this Exhibit B, on the one hand, and the Plan, the Grant Notice or the Agreement, on the other hand, the provisions of this Exhibit B shall govern.

1.                                       Vesting.  Subject to Section 2 below, and subject to the Company’s achievement of the Company Stock Price Hurdle (as defined below), as of any measurement date, such aggregate number of Shares (rounded up to the next whole Share) shall be considered to have been released from the Forfeiture Restriction as is equal to the Sale Percentage (as defined below) as of such date.  Notwithstanding the foregoing, 100% of the Shares shall be released from the Forfeiture Restriction on January 8, 2019.

2.                                       Accelerated Vesting.

(a)                                  In the event of Participant’s Termination of Employment by the Company without Cause (as defined below) or by Participant for Good Reason (as defined below) prior to the Company Stock Price Hurdle having been achieved, 100% of the Shares will be released from the Forfeiture Restriction if the Company Stock Price Hurdle is achieved on or before the date that is one year following such Termination of Employment; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following such Termination of Employment, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change in Control and (C) the date that is five years following such Termination of Employment.  In the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below) beyond the Initial Term (as defined below) prior to the Company Stock Price Hurdle having been achieved, 100% of the Shares will be released from the Forfeiture Restriction if the Company Stock Price Hurdle is achieved on or before the date that is one year following the expiration of the Initial Term; provided that if there is not a Trading Market for the Stock at the time of such Termination of Employment and there has not been an unbroken period of six months during which there has been a Trading Market between such Termination of Employment and the end of the one-year period following the expiration of the Initial Term, such one-year period shall be extended until the earliest of (A) the last day of any unbroken six-month period during which there has been a continuous Trading Market, (B) the occurrence of a Change in Control and (C) the date that is five years following such Termination of Employment.

(b)                                 Notwithstanding the foregoing, the accelerated release of Shares from the

Forfeiture Restriction outlined in Section 2(a) and the increase in the Sale Percentage pursuant to the proviso in Section 3(b) as a result of certain Terminations of Participant’s Employment shall be contingent on Participant’s execution and non-revocation of the Release (as defined below).

3.                                       Definitions.

(a)                                  For purposes of this Exhibit B, the “Company Stock Price Hurdle” shall mean (A) the Fair Market Value of the Stock (calculated pursuant to clause (i) or (ii) of Section 2.21 of the Plan only) equaling or exceeding $0.19 for any 20 out of 30 consecutive trading days beginning on or after January 8, 2013 or (B) the occurrence of a Change in Control in which the equity value per share of Stock in such Change in Control transaction equals or exceeds $0.19.

(b)                                 For purposes of this Exhibit B, the “Sale Percentage” shall mean, as of any date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below) still held by the JH Stockholders through the date of measurement; provided that the Sale Percentage shall be deemed to be 100% on the first to occur of (x) January 8, 2015 or (y) the date of Participant’s Termination of Employment by the Company without Cause (as defined below), by Participant for Good Reason (as defined below) or as a result of Participant’s death or Disability, or in the event of Participant’s Termination of Employment as a result of the Company’s election not to extend the Employment Period (as defined below); and, provided, further, that for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(c)                                  For purposes of this Exhibit B, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(d)                                 For purposes of this Exhibit B, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(e)                                  For purposes of this Exhibit B, the terms “Cause,” “Employment Period,” “Good Reason,” “Initial Term” and “Release” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company; provided that the “Initial Term” shall mean such term without regard to any extension of the Employment Period as a result of the Company’s failure to give less than 12 months’ notice of non-extension of the Initial Term.

(f)                                    For purposes of this Exhibit B, the term “Trading Market” shall mean (A) the listing of the Stock on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system or (B) the regular quotation of the Stock by a recognized securities dealer.

EXHIBIT C

TO RESTRICTED STOCK AWARD GRANT NOTICE

STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, [Name of Participant], hereby sells, assigns and transfers unto IMAGE ENTERTAINMENT, INC., a Delaware corporation,                shares of the Common Stock of IMAGE ENTERTAINMENT, INC., a Delaware corporation, standing in its name of the books of said corporation represented by Certificate No.            herewith and do hereby irrevocably constitute and appoint                                        to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Grant Notice and Restricted Stock Award Agreement between IMAGE ENTERTAINMENT, INC. and the undersigned dated                   , 200    .

Dated:	,
[Name of Participant]

INSTRUCTIONS:  Please do not fill in the blanks other than the signature line.  The purpose of this assignment is to enable the Company to enforce the Forfeiture Restriction as set forth in the Stock Award Grant Notice and Restricted Stock Award Agreement, without requiring additional signatures on the part of the stockholder.

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EXHIBIT D

TO RESTRICTED STOCK AWARD GRANT NOTICE

TRANSFER RESTRICTIONS

Capitalized terms used in this Exhibit D and not defined below shall have the meanings given them in the Plan, the Grant Notice to which this Exhibit D is attached or the Agreement attached thereto.

1.                                       Transfer Restrictions.  The following transfer restrictions shall apply to the Shares and shall be in addition to the restrictions set forth in Section 2.3 and Exhibit B of the Agreement.

(a)                                  In consideration of the grant of the Shares, Participant agrees that Participant will not (and will cause any spouse or immediate family of the spouse or the undersigned living in the Participant’s household not to), without the prior written consent of the Administrator (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any of the Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by Participant (or such spouse or family member), or publicly announce an intention to do any of the foregoing, unless such Shares constitute Transferable Shares (as defined below).

(b)                                 In addition, the foregoing restrictions shall not apply to the transfer of any or all of the Shares, either during his lifetime or on death, by gift, will or the laws of descent and distribution to Participant’s immediate family or to a trust the beneficiaries of which are exclusively Participant and/or a member or members of his immediate family (provided that it shall be a condition to such transfer that the donee, beneficiary, distributee or transferee executes and delivers to Company an agreement stating that he, she or it is receiving and holding the Shares subject to the provisions of the Agreement, and there shall be no further transfer or distribution of such Shares, except in accordance with the Agreement).

(c)                                  In addition, notwithstanding the restrictions in this Exhibit D, the undersigned may at any time after the date hereof enter into a trading plan or modify an existing trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act relating to the sale of the Shares, if then permitted by the Company and applicable law (provided that the Shares subject to such trading plans may not be sold unless and until they are Transferable Shares).

2.                                       Definitions.

(a)                                  For the purposes of this Exhibit D, “immediate family” shall mean the spouse, domestic partner, lineal descendant (including adopted children), father, mother, brother or sister of the transferor.

(b)                                 For purposes of this Exhibit D, “Transferable Shares” shall mean, as of any measurement date, such number of the Shares as is equal to the greater of (i) the Sale Percentage as of such date or (ii) the Release Percentage as of such date.

(c)                                  For purposes of this Exhibit D, the “Release Percentage” shall mean (i) 0% prior to January 8, 2015 and (ii) 100% on and after January 8, 2015.

(d)                                 For purposes of this Exhibit D, the “Sale Percentage” shall mean, as of any measurement date, (i) 100% minus (ii) the percentage of the shares of the Company’s Series C preferred stock (or the shares of Stock issuable upon conversion thereof) originally purchased by the JH Stockholders (as defined below) (including through exercise of the Additional Purchase Right (as defined below)) still held by the JH Stockholders through the date of measurement; provided that, for the avoidance of doubt, if the Additional Purchase Right is exercised, Participant will not be required to increase his ownership of Company securities and the Sale Percentage will be applied to the Shares held as of such time.

(e)                                  For purposes of this Exhibit D, “JH Stockholders” shall have the meaning given to such term in the Stockholders Agreement.

(f)                                    For purposes of this Exhibit D, “Additional Purchase Right” shall have the meaning given to such term in that certain Securities Purchase Agreement dated as of December 21, 2009, among the Company, JH Partners, LLC and the Investors listed on the schedule thereto, as amended.

(g)                                 For purposes of this Exhibit D, the terms “Cause” and “Good Reason” shall have the meanings given to such terms in that certain Employment Agreement dated April 14, 2010, between Participant and the Company.